UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Annual report
10 | 31 | 20

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Annual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 10, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

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How did stocks perform during the period?

At the start of the period through mid-February 2020, stock performance was buoyed by low unemployment, declining interest rates, and healthy consumer spending. Risks to global trade also began to subside following a U.S.–China trade deal. Major stock indices moved to record highs in the final quarter of calendar 2020.

By mid-February, investor sentiment sharply reversed course. The global spread of the COVID-19 virus put countries on lockdown. Global economic activity contracted, and a liquidity crisis ensued. From late February to early March, the S&P 500 Index, a measure of U.S. stocks, lost over 30% of its value. At the same time, an oil supply dispute between Saudi Arabia and Russia caused oil prices to collapse to a 17-year low in mid-March.

Worldwide fiscal and monetary aid from governments and central banks, respectively, helped reduce the severity of the global recession. In mid-March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and unleashed a torrent of bond-buying programs. In addition, Congress approved a historic $2 trillion stimulus package. Dozens of central banks in Europe,

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

Asia, and elsewhere rolled out similar economic relief measures. Stocks rallied by the end of March and stabilized in late April.

After five months of gains, stocks moved lower in September. A resurgence in COVID-19 cases in Europe and the United States began to erode investor confidence. Uncertainty surrounding the U.S. presidential election, setbacks in vaccine developments, and delays in the next government stimulus package increased market volatility through October. For the 12-month reporting period ended October 31, 2020, the S&P 500 Index posted a return of 9.71%.

What about bond performance?

At the start of the period, declining interest rates, low inflation, and a slowdown in global economic growth contributed to an increase in bond prices. As the COVID-19 pandemic shook investor confidence, credit spreads widened. Credit spreads are the difference in yield between a U.S. Treasury bond and a debt

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security with the same maturity but different credit quality. Developed-market government bond yields declined in late February 2020.

From March 2020 through period-end, the Fed’s bond-buying program helped improve liquidity and tighten spreads. Corporate credit markets advanced. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment-grade bonds, posted a return of 6.19% for the period. The yield on the benchmark 10-year Treasury note fell from 1.73% at the start of the period to 0.87% at period-end.

How did Putnam Multi-Asset Absolute Return Fund perform?

The fund’s class A shares before sales charge posted a return of –10.29%, underperforming the fund’s benchmark. The benchmark ICE BofA U.S. Treasury Bill Index posted a return of 0.99% for the 12-month reporting period.

What factors had the biggest influence on performance?

The portfolio experienced slightly positive performance in December 2019 and January 2020. Early gains were offset by weakness in the latter half of the reporting period. Directional [market sensitive] strategies

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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were positive contributors to performance. Long exposure to directional interest-rate risk was the primary positive contributor. This strategy benefited from declining interest rates over the period. Exposure to inflation risk through commodities was slightly additive. Equity exposures were mixed. Our low-volatility equity strategy was slightly positive. Our tactical positioning was a detractor, resulting in a negative contribution from directional equity. Long exposure to credit risk slightly detracted from performance.

Non-directional [market neutral] strategies were negative overall for the period. Our commodity alpha strategy was the primary positive contributor. Our equity-selection alpha strategies, which are market-neutral trades designed to perform independently of global stock markets, detracted the most. Among these strategies, our forensic accounting long/short strategy was the biggest drag on performance. This strategy seeks to identify companies that utilize aggressive accounting practices and profit from their stock price movements.

We also saw weakness in our low-beta stock selection and quantitative U.S. equity long/short strategies. Our fixed-income selection alpha strategy also detracted, specifically a strategy focused on structured credit, primarily commercial mortgages. Additionally, our fixed-income country allocation strategy detracted due to its underweight duration positioning.

How were derivatives used during the period?

We used options in an effort to hedge duration and convexity, isolate and hedge prepayment risk, gain exposure to interest rates and securities, generate additional income for the portfolio, hedge against changes in the values of securities, enhance returns on securities, and manage downside risks. Futures were used to help manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Forward currency contracts were used as a means to hedge foreign exchange risk and gain exposure to currencies. Interest-rate

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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swaps helped us to hedge interest-rate risk, gain exposure to interest rates, and hedge prepayment risk. Credit default contracts were used to help hedge credit and market risks, as well as gain exposure to individual names and/or baskets of securities. Lastly, total return swaps were used to help to hedge sector exposure, manage exposure to specific sectors, securities, or industries, and gain exposure to a basket of securities as well as specific sectors, industries, markets, and countries.

How is the fund positioned for the new fiscal year?

The fund’s objective is to achieve positive total return. We have the flexibility to invest outside traditional benchmarks, and typically will select from a wide variety of securities and strategies that hedge specific types of risk. As the fund starts a new fiscal year, we have taken steps that we believe will improve fund performance through select repositioning.

We consider our current positioning to be modestly bullish. At period-end, we moved our position in equity risk from neutral to modestly long, based on breadth thrust signals [a technical indicator used to measure stock-market momentum]. The Fed has taken a very accommodative stance on average inflation targeting to keep interest rates low. Recently, we moved our position in inflation risk from neutral to modestly short. The pace of the global recovery in oil has been slow. We expect limited upside given the current supply-and-demand trajectory.

Midway through the period, we moved our position in interest-rate risk from neutral to modestly short. Real yields [adjusted to remove the effects of inflation] moved into negative territory and liquidity improved early in the second quarter of 2020. At the same time, we moved our position in credit risk from neutral to slightly long. Credit spreads have tightened, and yields have fallen. The Fed continues to stand as a backstop to spread widening through its purchase of investment-grade corporate

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

bonds. We believe the portfolio’s overall risk is primarily in the directional component of the portfolio, with most of the risk coming from equity exposures.

Given these uncertain times, what is your outlook for the global economy?

The global economy began a turnaround in the third quarter of 2020; U.S. gross domestic product [GDP] grew a record 7.31% quarter over quarter. However, in our view, the resurgence of COVID-19 infections in Europe and the United States could stall economic progress. We believe a return to mobility restrictions is likely to dampen consumer spending, the largest driver of U.S. GDP. Legislative gridlock in Washington also has stood in the way of more fiscal support. Without a COVID-19 vaccine, additional government stimulus will be needed to boost U.S. economic growth, in our view.

Amid these uncertainties, we have seen encouraging signs. In August 2020, the Fed announced that it would allow higher rates of inflation to keep interest rates “lower for longer.” In an effort to strengthen the U.S. economy, the Fed expects to keep interest rates near zero at least through 2023. We believe U.S. Treasury yields are likely to remain low but in positive territory going forward.

Given the current environment, our outlook on credit is favorable as spreads have tightened and liquidity has increased. For equities, we are embracing a favorable technical backdrop. We are monitoring the situation closely as it remains highly fluid. We believe markets are still working to assess the economic impact of the pandemic. In terms of commodities, oil prices have rebounded from their lows in April 2020. OPEC is focused on further reducing supply, but we see downside risks until demand grows stronger. We continue to look for signs of economic stabilization and progress toward a COVID-19 vaccine.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Life of		Annual		Annual		Annual
	fund	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.84%	19.56%	1.80%	–5.00%	–1.02%	–11.56%	–4.01%	–10.29%
After sales charge	2.33	12.68	1.20	–10.47	–2.19	–16.65	–5.89	–15.45
Class B (12/23/08)
Before CDSC	2.31	12.67	1.20	–8.46	–1.75	–13.50	–4.72	–10.97
After CDSC	2.31	12.67	1.20	–10.09	–2.11	–15.99	–5.64	–15.42
Class C (12/23/08)
Before CDSC	2.18	10.92	1.04	–8.56	–1.77	–13.57	–4.75	–11.01
After CDSC	2.18	10.92	1.04	–8.56	–1.77	–13.57	–4.75	–11.90
Class P (8/31/16)
Net asset value	3.13	23.26	2.11	–3.26	–0.66	–10.58	–3.66	–9.97
Class R (12/23/08)
Net asset value	2.55	16.62	1.55	–6.22	–1.28	–12.21	–4.25	–10.47
Class R6 (7/2/12)
Net asset value	3.14	23.50	2.13	–3.35	–0.68	–10.64	–3.68	–10.02
Class Y (12/23/08)
Net asset value	3.08	22.53	2.05	–3.82	–0.78	–10.96	–3.80	–10.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Multi-Asset Absolute Return Fund 9

Comparative index returns For periods ended 10/31/20

			Annual		Annual		Annual
	Life of fund	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Treasury
Bill Index	0.60%	6.82%	0.66%	6.28%	1.22%	5.20%	1.70%	0.99%
Bloomberg Barclays U.S.
Aggregate Bond Index	4.21	41.77	3.55	22.14	4.08	15.98	5.06	6.19
S&P 500 Index	14.26	239.87	13.01	73.97	11.71	34.64	10.42	9.71

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,267 and $11,092, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $12,326, $11,662, $12,350 and $12,253, respectively.

Fund price and distribution information For the 12 month period ended 10/31/20

	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/19	$11.47	$12.17	$11.12	$11.08	$11.54	$11.27	$11.58	$11.52
10/31/20	10.29	10.92	9.90	9.86	10.39	10.09	10.42	10.36

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Life of		Annual		Annual		Annual
	fund	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	3.04%	22.96%	2.09%	–0.51%	–0.10%	–8.57%	–2.94%	–10.41%
After sales charge	2.52	15.89	1.49	–6.23	–1.28	–13.83	–4.84	–15.56
Class B (12/23/08)
Before CDSC	2.50	15.91	1.49	–4.06	–0.83	–10.53	–3.64	–10.99
After CDSC	2.50	15.91	1.49	–5.77	–1.18	–13.10	–4.57	–15.44
Class C (12/23/08)
Before CDSC	2.38	14.20	1.34	–4.08	–0.83	–10.59	–3.66	–11.03
After CDSC	2.38	14.20	1.34	–4.08	–0.83	–10.59	–3.66	–11.92
Class P (8/31/16)
Net asset value	3.33	26.97	2.42	1.39	0.28	–7.50	–2.56	–10.01
Class R (12/23/08)
Net asset value	2.75	20.00	1.84	–1.80	–0.36	–9.26	–3.19	–10.59
Class R6 (7/2/12)
Net asset value	3.35	27.21	2.44	1.28	0.26	–7.56	–2.59	–10.06
Class Y (12/23/08)
Net asset value	3.28	26.24	2.36	0.81	0.16	–7.88	–2.70	–10.11

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 10/31/19*	0.93%	1.68%	1.68%	0.54%	1.18%	0.58%	0.68%
Total annual operating expenses for the
fiscal year ended 10/31/19	0.96%	1.71%	1.71%	0.57%	1.21%	0.61%	0.71%
Annualized expense ratio for the
six-month period ended 10/31/20†‡	0.86%	1.61%	1.61%	0.46%	1.11%	0.50%	0.61%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/21.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.32% from annualizing the performance fee adjustment for the six months ended 10/31/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.27	$7.98	$7.98	$2.29	$5.51	$2.49	$3.03
Ending value (after expenses)	$976.30	$971.50	$971.40	$977.40	$974.90	$977.50	$976.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.37	$8.16	$8.16	$2.34	$5.63	$2.54	$3.10
Ending value (after expenses)	$1,020.81	$1,017.04	$1,017.04	$1,022.82	$1,019.56	$1,022.62	$1,022.07

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks. You can lose money by investing in the fund.

14 Multi-Asset Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Multi-Asset Absolute Return Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Multi-Asset Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Multi-Asset Absolute Return Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Multi-Asset Absolute Return Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

Multi-Asset Absolute Return Fund 19

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees previously approved an amended management contract for your fund at their meeting on January 26, 2018. In substance, the amended management contract differed from the previous management contract only in that it (i) lowered the existing fee schedule at every breakpoint level; (ii) provided for an adjustment in the fund’s performance fee structure; and (iii) provided for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund under the amended management contract would be higher than the management fee would have been under the existing management contract. The Trustees concluded that the circumstances did not indicate that further changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s

20 Multi-Asset Absolute Return Fund

base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of its average net assets through at least February 28, 2022. During its fiscal year ending in 2019, your fund’s expenses were reduced as a result of this expense limitation. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual

Multi-Asset Absolute Return Fund 21

portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. Your fund’s class A shares’ return, net of fees and expenses, was positive and exceeded the return of its benchmark over the one-year and five-year periods ended December 31, 2019, and was positive and in line with the return of its benchmark over the three-year period ended December 31, 2019. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation

22 Multi-Asset Absolute Return Fund

and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Asset Absolute Return Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Multi-Asset Absolute Return Fund 25

The fund’s portfolio 10/31/20

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (46.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$74,143	$84,997
5.00%, 5/20/49	176,533	198,803
4.00%, TBA, 11/1/50	5,000,000	5,318,164
3.50%, 11/20/49	108,624	119,479
		5,721,443
U.S. Government Agency Mortgage Obligations (45.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	438,891	487,197
3.00%, 3/1/43	369,336	392,464
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	955,224	1,099,826
5.00%, with due dates from 1/1/49 to 8/1/49	118,295	131,715
4.50%, 5/1/49	52,424	58,023
3.50%, 6/1/56	1,949,720	2,180,765
3.50%, with due dates from 6/1/42 to 7/1/43	795,099	868,248
3.00%, with due dates from 2/1/43 to 2/1/43	866,010	920,243
Uniform Mortgage-Backed Securities
5.50%, TBA, 11/1/50	3,000,000	3,335,156
4.50%, TBA, 11/1/50	2,000,000	2,162,812
4.00%, TBA, 12/1/50	24,000,000	25,637,813
4.00%, TBA, 11/1/50	49,000,000	52,320,897
3.50%, TBA, 12/1/50	40,000,000	42,254,688
3.50%, TBA, 11/1/50	79,000,000	83,412,893
3.00%, TBA, 11/1/50	6,000,000	6,271,406
2.50%, TBA, 12/1/50	16,000,000	16,646,250
2.50%, TBA, 11/1/50	35,000,000	36,471,092
2.00%, TBA, 12/1/50	56,000,000	57,618,747
2.00%, TBA, 11/1/50	12,000,000	12,375,937
1.50%, TBA, 12/1/50	9,000,000	9,041,485
1.50%, TBA, 11/1/50	8,000,000	8,053,750
		361,741,407
Total U.S. government and agency mortgage obligations (cost $367,037,312)		$367,462,850

	Principal
U.S. TREASURY OBLIGATIONS (0.2%)*	amount	Value
U.S. Treasury Notes
2.125%, 6/30/21 [i]	$274,000	$279,563
2.00%, 8/15/25 [i]	706,000	763,624
1.75%, 9/30/22 [i]	396,000	408,644
1.50%, 10/31/24 [i]	66,000	69,676
Total U.S. treasury obligations (cost $1,521,507)		$1,521,507

COMMON STOCKS (25.0%)*	Shares	Value
Basic materials (2.2%)
Anglo American Platinum, Ltd. (South Africa)	31,337	$2,051,571
Anhui Conch Cement Co., Ltd. Class H (China)	511,000	3,198,110

26 Multi-Asset Absolute Return Fund

COMMON STOCKS (25.0%)* cont.	Shares	Value
Basic materials cont.
China Resources Cement Holdings, Ltd. (China)	1,180,000	$1,540,906
Kumba Iron Ore, Ltd. (South Africa)	38,116	1,124,971
MMC Norilsk Nickel PJSC ADR (Russia)	114,710	2,734,686
Press Metal Aluminium Holdings Bhd (Malaysia)	173,500	229,480
Southern Copper Corp. (Peru)	71,001	3,716,192
Vale SA ADR (Brazil) S	294,742	3,115,423
		17,711,339
Capital goods (0.9%)
Daelim Industrial Co., Ltd. (South Korea)	21,177	1,464,015
Frontken Corp Bhd (Malaysia)	261,700	221,159
Haitian International Holdings, Ltd. (China)	166,000	411,463
Hartalega Holdings Bhd (Malaysia)	381,300	1,659,519
Hyundai Mobis Co., Ltd. (South Korea)	5,890	1,178,786
Samsung Engineering Co., Ltd. (South Korea) †	65,495	682,517
United Integrated Services Co., Ltd. (Taiwan)	89,000	618,958
Zoomlion Heavy Industry Science and Technology Co., Ltd.
Class H (China)	628,800	554,336
		6,790,753
Communication services (0.7%)
Advanced Info Service PCL (Thailand)	620,500	3,434,226
Far EasTone Telecommunications Co., Ltd. (Taiwan)	176,000	369,443
Hellenic Telecommunications Organization SA (Greece)	73,867	982,454
KT Corp. (South Korea)	19,316	377,301
PLDT, Inc. (Philippines)	22,215	608,738
		5,772,162
Consumer cyclicals (1.5%)
Clear Channel Outdoor Holdings, Inc. †	62,644	56,004
Com7 PCL (Thailand)	690,300	908,071
Feng Tay Enterprise Co., Ltd. (Taiwan)	107,000	648,556
iHeartMedia, Inc. Class A † S	26,640	218,981
Kia Motors Corp. (South Korea)	30,454	1,364,769
NICE Information Service Co., Ltd. (South Korea)	17,748	304,950
Nien Made Enterprise Co., Ltd. (Taiwan)	120,000	1,354,027
President Chain Store Corp. (Taiwan)	89,000	801,179
Puregold Price Club, Inc. (Philippines)	179,100	152,662
Sinotruk Hong Kong, Ltd. (China)	449,500	1,160,095
Teco Electric and Machinery Co., Ltd. (Taiwan)	251,000	262,598
Tofas Turk Otomobil Fabrikasi AS (Turkey)	114,854	366,239
Top Glove Corp. Bhd (Malaysia)	1,107,000	2,298,719
Zhongsheng Group Holdings, Ltd. (China)	319,500	2,283,274
		12,180,124
Consumer staples (2.8%)
BIM Birlesik Magazalar AS (Turkey)	42,592	339,536
Charoen Pokphand Foods PCL (Thailand)	3,671,700	2,974,587
China Feihe, Ltd. (China)	620,000	1,401,924
China Yuhua Education Corp., Ltd. (China)	538,000	427,198
Dino Polska SA (Poland) †	21,147	1,161,360
Hindustan Unilever, Ltd. (India)	87,483	2,444,501
Indofood Sukses Makmur Tbk PT (Indonesia)	965,600	459,107

Multi-Asset Absolute Return Fund 27

COMMON STOCKS (25.0%)* cont.	Shares	Value
Consumer staples cont.
JD.com, Inc. ADR (China) †	72,144	$5,881,179
Marfrig Global Foods SA (Brazil) †	227,400	545,717
Meituan Dianping Class B (China) †	21,200	793,026
Orion Corp. (Republic of Korea) (South Korea)	7,041	674,954
Sime Darby Bhd (Malaysia)	756,100	438,293
Want Want China Holdings, Ltd. (China)	1,330,000	878,555
Yum China Holdings, Inc. (China)	77,457	4,123,036
		22,542,973
Energy (0.8%)
CHC Group, LLC (acquired 3/23/17, cost $27,318) † ∆∆	1,884	19
China Shenhua Energy Co., Ltd. (China)	394,500	682,096
CNOOC, Ltd. (China)	2,220,000	2,028,117
Dialog Group Bhd (Malaysia)	442,500	394,224
Ecopetrol SA ADR (Colombia) S	65,236	603,433
Lukoil PJSC ADR (Russia)	37,213	1,900,096
Petronas Gas Bhd (Malaysia)	83,700	317,211
PTT Exploration & Production PCL (Foreign depository shares) (Thailand)	99,800	252,162
		6,177,358
Financials (3.8%)
Banco BBVA Argentina SA ADR (Argentina) †	88,594	215,283
Banco Macro SA ADR (Argentina) †	60,709	724,258
Banco Santander (Brasil) S.A. (Units) (Brazil)	323,571	1,807,344
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia)	751,300	188,088
Bursa Malaysia Bhd (Malaysia)	363,400	699,816
Chailease Holding Co., Ltd. (Taiwan)	346,480	1,680,984
China Minsheng Banking Corp., Ltd. Class H (China)	3,560,000	1,948,489
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	96,094	371,403
Country Garden Services Holdings Co, Ltd. (China)	599,000	3,775,847
CTBC Financial Holding Co., Ltd. (Taiwan)	1,334,000	843,025
Fubon Financial Holding Co., Ltd. (Taiwan)	1,380,000	1,966,390
Grupo Financiero Galicia SA ADR (Argentina) S	196,131	1,227,780
Hana Financial Group, Inc. (South Korea)	130,184	3,513,099
Hong Leong Bank Bhd (Malaysia)	90,000	320,977
KB Financial Group, Inc. (South Korea)	106,397	3,797,597
KWG Living Group Holdings, Ltd. (China) †	50,500	39,605
KWG Property Holdings, Ltd. (China)	101,000	134,258
Logan Group Co., Ltd. (China)	594,000	932,023
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	467,000	4,794,164
Qualitas Controladora SAB de CV (Mexico)	47,494	190,343
Ruentex Development Co., Ltd. (Taiwan)	137,000	189,561
Taishin Financial Holding Co., Ltd. (Taiwan)	1,441,000	634,996
Tisco Financial Group PCL (Thailand)	267,700	607,677
		30,603,007
Health care (0.8%)
Advanz Pharma Corp., Ltd. (Canada) †	8,181	39,841
Celltrion, Inc. (South Korea)	716	152,424
China Biologic Products Holdings, Inc. (China) †	1,137	132,131
Dr Reddy’s Laboratories, Ltd. (India)	48,368	3,193,682
Hengan International Group Co., Ltd. (China)	66,500	462,717

28 Multi-Asset Absolute Return Fund

COMMON STOCKS (25.0%)* cont.	Shares	Value
Health care cont.
Hypera SA (Brazil)	188,058	$914,406
Seegene, Inc. (South Korea)	5,644	1,305,558
		6,200,759
Technology (11.3%)
Alibaba Group Holding, Ltd. (China) †	313,616	11,939,028
Alibaba Group Holding, Ltd. ADR (China) †	29,876	9,102,918
Globalwafers Co., Ltd. (Taiwan)	134,000	1,949,258
Infosys, Ltd. (India)	348,459	4,983,829
LG Electronics, Inc. (South Korea)	47,704	3,559,966
Lite-On Technology Corp. (Taiwan)	576,000	938,407
NetEase, Inc. ADR (China)	42,934	3,726,242
Parade Technologies, Ltd. (Taiwan)	44,000	1,683,973
Pegatron Corp. (Taiwan)	265,000	570,571
Quanta Computer, Inc. (Taiwan)	623,000	1,571,013
Radiant Opto-Electronics Corp. (Taiwan)	366,000	1,442,450
Realtek Semiconductor Corp. (Taiwan)	178,000	2,218,228
Samsung Electronics Co., Ltd. (South Korea)	256,019	12,838,417
Synnex Technology International Corp. (Taiwan)	429,000	637,535
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	115,175	9,659,727
Tata Consultancy Services, Ltd. (India)	123,873	4,451,935
Tech Mahindra, Ltd. (India)	102,138	1,120,126
Tencent Holdings, Ltd. (China)	151,300	11,605,682
United Microelectronics Corp. (Taiwan)	2,907,000	3,106,706
Wipro, Ltd. (India)	437,221	2,008,590
		89,114,601
Transportation (—%)
MISC Bhd (Malaysia)	70,600	111,874
		111,874
Utilities and power (0.2%)
Cia de Transmissao de Energia Eletrica Paulista (Preference) (Brazil)	213,800	875,999
Electricity Generating PCL (Thailand)	37,800	201,325
Federal Grid Co. Unified Energy System PJSC (Russia)	92,750,865	221,582
Glow Energy PCL (Thailand) F	35,800	11
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	28,588
		1,327,505
Total common stocks (cost $155,858,813)		$198,532,455

INVESTMENT COMPANIES (10.3%)*	Shares	Value
Communication Services Select Sector SPDR Fund S	225,400	$13,343,680
Consumer Discretionary Select Sector SPDR Fund S	95,000	13,582,150
Consumer Staples Select Sector SPDR Fund	225,900	14,064,534
Health Care Select Sector SPDR Fund S	127,600	12,971,816
Materials Select Sector SPDR Fund S	231,000	14,594,580
Technology Select Sector SPDR Fund	119,000	13,192,340
Total investment companies (cost $76,943,996)		$81,749,100

Multi-Asset Absolute Return Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)*	amount	Value
Agency collateralized mortgage obligations (6.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.566%, 6/15/34	$107,715	$131,412
REMICs IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 6.352%, 10/15/40	1,757,321	342,619
REMICs IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 8/15/38	1,870,004	47,257
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
5.852%, 5/15/41	1,260,246	1,386,969
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	926,269	112,996
REMICs Ser. 4568, Class MI, IO, 4.00%, 4/15/46	4,855,104	483,142
REMICs Ser. 4530, Class HI, IO, 4.00%, 11/15/45	2,655,694	234,219
REMICs Ser. 4389, Class IA, IO, 4.00%, 9/15/44	2,886,548	301,255
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	2,113,590	89,305
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,898,557	223,764
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,042,341	64,662
REMICs Ser. 3996, Class IK, IO, 4.00%, 3/15/39	377,197	1,269
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	650,822	69,804
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	958,984	18,164
REMICs Ser. 4663, Class KI, IO, 3.50%, 11/15/42	813,026	11,147
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,229,434	229,203
REMICs Ser. 4097, Class PI, IO, 3.50%, 11/15/40	1,750,629	28,213
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,880,360	169,232
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	3,487,879	276,310
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	2,827,148	277,964
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,365,500	86,573
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,616,263	150,762
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.437%, 11/15/28 W	128,756	1,770
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.284%, 10/25/43 W	516,024	5,160
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	814,249	6,107
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	9,299	8,834
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	7,930	7,454
Strips Ser. 315, PO, zero %, 9/15/43	1,579,130	1,446,202
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR)
+ 27.50%), 26.754%, 5/25/35	44,413	68,055
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 22.578%, 11/25/35	41,789	61,012
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
12.602%, 5/25/40	519,221	633,449
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,098,326	655,371
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.951%, 2/25/47	7,317,253	1,607,674
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.75%), 5.601%, 10/25/47	8,483,467	1,591,809
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	2,730,936	530,525
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	4,264,305	852,520

30 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	$23,139	$3,572
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	840,303	104,264
REMICs Ser. 12-104, Class QI, IO, 4.50%, 5/25/42	1,184,630	138,116
REMICs Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	2,674,311	256,787
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	1,141,557	118,128
REMICs Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	2,770,674	233,571
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	3,272,252	401,240
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	2,155,350	136,029
REMICs Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	1,028,323	41,048
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	659,627	43,143
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	908,485	52,237
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	1,365,411	110,033
REMICs Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	749,782	5,611
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,998,506	192,400
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,743,717	157,266
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	1,627,873	83,098
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,434,365	68,009
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,510,070	38,417
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	1,902,926	57,014
REMICs Trust Ser. 98-W5, Class X, IO, 0.781%, 7/25/28 W	258,369	7,428
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	6,162	5,703
REMICs Trust Ser. 98-W2, Class X, IO, zero %, 6/25/28 W	857,285	27,862
Government National Mortgage Association
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.099%, 7/20/48	3,902,667	628,681
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.999%, 9/20/43	503,317	101,766
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.954%, 7/16/43	575,332	102,461
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 2/20/50	316,761	35,338
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 8/20/49	198,495	25,994
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 6/20/49	283,485	32,144
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 2/20/41	1,103,465	201,777
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.849%, 11/20/39	1,091,472	45,940
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	697,051	152,297
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	3,489,753	582,265
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,791,798	322,165
Ser. 14-76, IO, 5.00%, 5/20/44	2,030,498	334,110
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	1,671,374	250,123
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,954,056	776,449
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	710,940	126,192
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	10,242	884
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	495,737	87,364
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	769,753	135,919

Multi-Asset Absolute Return Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	$2,527,672	$466,836
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,964,062	348,464
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	672,126	106,135
Ser. 16-49, IO, 4.50%, 11/16/45	2,000,276	334,419
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,527,409	570,102
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	2,775,192	232,783
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,574,069	296,429
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	368,622	30,153
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,184,878	105,451
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	582,631	90,677
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	940,484	141,768
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	679,268	104,471
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	365,462	66,711
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	2,078,296	245,738
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	782,903	55,121
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	1,538,927	151,661
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	3,509,018	631,623
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	2,321,341	283,478
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	621,764	48,667
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	909,107	95,054
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	374,376	52,413
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,230,091	167,746
Ser. 14-104, IO, 4.00%, 3/20/42	3,472,934	410,154
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,167,623	101,542
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	1,931,508	172,213
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	2,002,026	42,112
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	1,821,530	126,669
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,271,859	120,827
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	695,454	16,888
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	1,510,069	94,440
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,121,056	96,074
Ser. 12-145, IO, 3.50%, 12/20/42	1,286,391	206,126
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	322,267	27,696
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	636,365	41,224
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	878,535	50,516
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,352,276	39,987
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,370,694	79,911
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	1,363,214	61,680
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	3,280,256	159,791
Ser. 183, Class AI, IO, 3.50%, 10/20/39	1,381,124	50,595
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	2,000,565	164,328
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	1,183,434	15,787
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,113,412	60,866
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	3,787,702	99,571
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	1,084,483	3,707
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,535,983	69,119
Ser. 16-H03, Class AI, IO, 3.323%, 1/20/66	10,168,092	835,583
Ser. 15-H09, Class AI, IO, 3.223%, 4/20/65	9,497,772	769,614

32 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H07, Class HI, IO, 3.093%, 2/20/66	$6,570,350	$569,998
Ser. 16-H02, Class BI, IO, 3.052%, 11/20/65	12,873,482	1,124,486
Ser. 16-H04, Class KI, IO, 3.019%, 2/20/66	9,403,071	643,612
Ser. 15-H26, Class DI, IO, 2.837%, 10/20/65	5,621,056	505,114
FRB Ser. 16-H16, Class DI, IO, 2.644%, 6/20/66	4,852,987	453,740
Ser. 16-H23, Class NI, IO, 2.617%, 10/20/66	7,670,052	748,597
Ser. 15-H22, Class GI, IO, 2.596%, 9/20/65	7,908,736	822,509
FRB Ser. 15-H16, Class XI, IO, 2.446%, 7/20/65	8,936,006	882,877
Ser. 17-H11, Class NI, IO, 2.426%, 5/20/67	12,493,239	1,253,684
Ser. 16-H04, Class HI, IO, 2.383%, 7/20/65	5,032,644	329,135
Ser. 17-H02, Class BI, IO, 2.352%, 1/20/67	6,068,250	611,406
Ser. 14-H21, Class AI, IO, 2.259%, 10/20/64	10,692,160	854,282
Ser. 15-H20, Class CI, IO, 2.19%, 8/20/65	14,031,254	1,303,490
Ser. 15-H25, Class BI, IO, 2.134%, 10/20/65	12,894,712	1,170,840
Ser. 16-H11, Class HI, IO, 2.102%, 1/20/66	4,954,245	348,492
Ser. 15-H24, Class HI, IO, 2.045%, 9/20/65	16,751,917	912,711
Ser. 15-H15, Class JI, IO, 1.97%, 6/20/65	9,927,101	880,534
Ser. 15-H19, Class NI, IO, 1.924%, 7/20/65	13,245,444	1,084,802
Ser. 15-H25, Class EI, IO, 1.865%, 10/20/65	9,331,786	746,543
Ser. 15-H18, Class IA, IO, 1.857%, 6/20/65	5,823,670	334,279
Ser. 15-H10, Class CI, IO, 1.816%, 4/20/65	14,090,574	1,054,849
Ser. 15-H26, Class GI, IO, 1.815%, 10/20/65	9,044,020	728,948
Ser. 15-H26, Class EI, IO, 1.732%, 10/20/65	9,670,049	783,274
Ser. 17-H14, Class DI, IO, 1.726%, 6/20/67	9,522,292	564,034
Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	13,221,142	949,450
Ser. 15-H25, Class AI, IO, 1.631%, 9/20/65	12,829,868	910,921
Ser. 15-H10, Class EI, IO, 1.629%, 4/20/65	10,255,309	441,829
Ser. 15-H24, Class BI, IO, 1.622%, 8/20/65	14,470,341	546,053
Ser. 15-H14, Class BI, IO, 1.576%, 5/20/65	14,891,606	605,880
Ser. 11-H15, Class AI, IO, 1.545%, 6/20/61	3,521,369	172,832
Ser. 16-H08, Class GI, IO, 1.443%, 4/20/66	12,669,262	641,761
Ser. 11-H08, Class GI, IO, 1.27%, 3/20/61 W	6,271,725	254,632
Ser. 15-H26, Class CI, IO, 0.535%, 8/20/65	16,454,430	225,426
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO,
0.431%, 9/19/27 W	77,495	291
		50,439,259
Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.425%, 1/15/49 W	124,819	2
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.567%, 2/10/51 (In default) † W	1,107,980	88,638
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class C, 5.482%, 11/10/42 W	721,000	187,460
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.432%, 1/12/45 W	884,000	698,360
Ser. 05-PWR7, Class D, 5.264%, 2/11/41 W	806,000	612,560
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	539,431

Multi-Asset Absolute Return Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.518%, 3/11/39 (In default) † W	$491,242	$348,782
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.847%, 5/10/47 W	315,000	252,764
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	224,400
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	619,577
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.173%, 5/15/38 W	93,259	1,828
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	1,168,000	443,840
FRB Ser. 06-GG8, Class X, IO, 1.046%, 11/10/39 W	7,977,271	80
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.81%, 2/15/47 W	2,751,000	1,405,079
FRB Ser. 13-C14, Class E, 4.702%, 8/15/46 W	1,491,000	1,020,734
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 07-LDPX, Class X, IO, 0.052%, 1/15/49 W	592,062	6
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.152%, 5/15/45 W	766,000	232,731
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	224,734
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	232,117
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.165%, 2/15/40 W	90,152	10
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.546%, 12/12/49 W	703,438	2,794
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.352%, 8/15/46 W	1,350,000	243,035
FRB Ser. 13-C11, Class F, 4.352%, 8/15/46 W	1,720,000	533,200
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	2,538,000	1,348,812
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	527,658	116,085
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,865,057	1,837,311
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G,
5.244%, 7/15/49 W	795,000	393,196
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
5.00%, 5/10/63 W	853,000	152,753
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.266%, 11/15/48 W	946,732	28
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.099%, 10/15/44 W	479,131	436,009
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.275%, 7/15/46 W	1,041,000	416,400
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.221%, 6/15/44 W	87,000	48,653
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	764,473
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	139,952
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	673,004	345,530
FRB Ser. 12-C10, Class E, 4.428%, 12/15/45 W	697,000	136,607
		14,047,971

34 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (1.5%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.339%, 5/25/47	$390,864	$196,700
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 0.499%, 3/25/37	720,304	662,553
Countrywide Alternative Loan Trust FRB Ser. 06-OA10, Class 1A1,
(1 Month US LIBOR + 0.96%), 1.842%, 8/25/46	307,917	286,769
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 0.769%, 4/25/35	268,202	228,385
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR
+ 10.00%), 10.148%, 7/25/28	1,228,533	1,288,838
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.149%, 10/25/48	161,000	144,147
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 10.649%, 3/25/49	63,000	59,062
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 8.299%, 7/25/49	92,000	78,434
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	458,000	455,817
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 4.399%, 10/25/48	596,000	556,515
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 3.849%, 12/25/30	180,000	167,905
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.799%, 1/25/49	101,970	100,325
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.599%, 3/25/49	11,147	10,973
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.499%, 2/25/49	40,540	39,818
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 12.399%, 9/25/28	2,217,359	2,611,667
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.849%, 4/25/28	894,301	946,838
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.699%, 4/25/28	62,327	65,369
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.149%, 7/25/25	86,442	88,943
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 4.999%, 10/25/29	265,000	267,697
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 4.699%, 2/25/25	46,832	47,569
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.599%, 2/25/30	451,000	439,725
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.149%, 5/25/25	43,099	43,408
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.149%, 5/25/25	77,730	78,639

Multi-Asset Absolute Return Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (9.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 3.749%, 1/25/30	$346,000	$326,612
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 2.949%, 2/25/30	81,115	80,691
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	101,867	101,814
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
0.269%, 5/25/47	180,655	134,210
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR
+ 1.01%), 1.154%, 11/25/34	183,043	168,876
Pretium Mortgage Credit Partners, LLC 144A FRB Ser. 20-RPL1,
Class A1, 3.819%, 5/27/60	243,783	244,092
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 0.364%, 5/25/46	181,240	159,491
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO10, Class A1,
(1 Month US LIBOR + 0.16%), 0.309%, 1/25/37	214,010	202,891
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
0.999%, 5/25/47	150,345	115,835
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
0.329%, 1/25/37	849,894	743,319
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR14,
Class 1A2, 3.372%, 12/25/35 W	523,891	509,854
		11,653,781
Total mortgage-backed securities (cost $89,205,681)		$76,141,011

	Principal
COMMODITY LINKED NOTES (7.1%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.13%, 2021 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$791,000	$691,166
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.16%, 2021 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	11,700,000	17,492,730
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month
USD LIBOR less 0.16%, 2021 (Indexed to the Citi Commodities
F3 vs F0 — 4x Leveraged Index multiplied by 3)	12,858,000	18,587,499
Citigroup Global Markets Holdings, Inc. 144A sr. notes, 2021
(Indexed to the Citi Cross-Asset Trend 10% Vol Index multiplied by 3)	13,045,000	13,967,217
Goldman Sachs International 144A notes zero %, 2021 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	5,647,000	6,120,243
Total commodity Linked Notes (cost $44,041,000)		$56,858,855

	Expiration	Strike
WARRANTS (3.4%)* †	date	price	Warrants	Value
Bank of Shanghai Co., Ltd. 144A (China)	12/2/20	$0.00	1,813,581	$2,127,376
Foshan Haitian Flavouring & Food Co., Ltd.
144A (China)	4/12/21	0.00	53,500	1,280,720
Gree Electric Appliances, Inc. of Zhuhai (China)	8/24/21	0.00	3	26
Hundsun Technologies, Inc. 144A (China)	7/29/21	0.00	141,600	1,966,544
Jiangsu Hengli Hydraulic Co., Ltd. 144A
Class A (China)	3/23/22	0.00	100,500	1,136,240

36 Multi-Asset Absolute Return Fund

	Expiration	Strike
WARRANTS (3.4%)* † cont.	date	price	Warrants	Value
Kweichow Moutai Co., Ltd. 144A (China)	10/1/21	$0.00	15,477	$3,862,302
Luenmei Quantum Co., Ltd. 144A Class A (China)	12/2/21	0.00	268,400	529,413
Poly Developments and Holdings Group Co., Ltd.
144A (China)	7/29/21	0.00	1,406,723	3,228,773
RiseSun Real Estate Development Co., Ltd. 144A
Class A (China)	11/2/21	0.00	1,551,000	1,629,313
Sany Heavy Industry Co., Ltd. 144A (China)	12/21/20	0.00	948,000	3,676,067
Seazen Holdings Co., Ltd. 144A (China)	5/6/21	0.00	139,500	677,687
Shandong Buchang Pharmaceuticals Co., Ltd.
144A Class A (China)	12/2/21	0.00	272,300	985,100
Shanghai Pudong Development Bank Co., Ltd.
144A (China)	11/11/20	0.00	194,000	268,442
Shenzhen Mindray Bio-Medical Electronics Co.,
Ltd. 144A (China)	11/11/20	0.00	66,308	3,832,571
Stearns Holdings, LLC Class B, F	11/5/39	0.01	70,872	70,872
Suofeiya Home Collection Co., Ltd. 144A
Class A, (China)	6/14/21	0.00	431,400	1,817,888
Total warrants (cost $23,201,933)				$27,089,334

	Principal
CORPORATE BONDS AND NOTES (2.6%)*	amount	Value
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	$3,529,000	$3,626,048
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	600,000	681,892
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,500,000	2,530,469
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	2,585,000	2,653,503
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	840,000	892,719
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty notes 9.50%, 7/31/27 (Ireland)	118,000	126,580
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	149,000	115,103
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	2,015,000	2,020,038
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	150,658	156,873
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	273,068	266,241
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	3,308,000	3,477,535
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22 (In default) †	1,023,000	199,485
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	59,000	62,614
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	602,000	725,410
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	60,000	67,500
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	127,000	141,923
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,809,000	63,315

Multi-Asset Absolute Return Fund 37

		Principal
CORPORATE BONDS AND NOTES (2.6%)* cont.		amount	Value
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
7.69%, 1/23/50 (Mexico)		$242,000	$201,085
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
5.95%, 1/28/31 (Mexico)		130,000	108,810
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)		35,000	32,298
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	362,700
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	425,000	569,677
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		$1,800,000	1,912,500
Total corporate bonds and notes (cost $21,665,444)			$20,994,318

	Principal
SENIOR LOANS (1.4%)*c	amount	Value
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 5/5/24	$228,074	$227,504
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 4.75%, 9/2/23	1,094,827	977,134
Golden Nugget, LLC bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	993,034	872,381
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 3.50%, 8/18/22	1,516,000	1,503,252
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.39%, 6/30/25	1,154,425	1,114,020
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	484,982	473,396
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	158,541	155,427
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 2.898%, 8/14/24	2,612,972	2,425,983
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 7.22%, 11/28/22	1,543,765	1,219,575
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.25%), 3.659%, 5/30/25	250,467	235,231
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.25%), 3.909%, 12/9/25	916,750	860,727
Univision Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 4.75%, 3/24/26	972,793	946,215
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 2.648%, 10/23/25	397,051	363,302
Total senior loans (cost $12,272,494)		$11,374,147

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.1%)*	amount	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	$535,000	$259,480
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina) (In default) †	275,000	89,829
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina) (In default) †	255,000	82,054

38 Multi-Asset Absolute Return Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (1.1%)* cont.		amount	Value
Buenos Aires (Province of) unsec. FRN 34.027%,
5/31/22 (Argentina)	ARS	13,300,000	$147,718
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina) (In default) †		$735,000	236,224
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)		208,000	213,722
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		316,000	356,290
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		577,000	630,373
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		200,000	208,001
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%,
1/15/32 (Egypt)		510,000	497,611
Egypt (Arab Republic of) 144A sr. unsec. notes 5.75%,
5/29/24 (Egypt)		270,000	276,493
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		1,005,000	1,151,976
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	346,505
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		1,310,000	1,323,100
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	190,000	213,277
Kenya (Republic of) sr. unsec. bonds Ser. REGS, 8.00%,
5/22/32 (Kenya)		$280,000	293,309
Qatar (State of) 144A sr. unsec. notes 3.75%, 4/16/30 (Qatar)		270,000	313,468
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		1,260,000	1,282,050
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		495,000	503,043
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)		383,000	395,746
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		815,000	71,313
Total foreign government and agency bonds and notes (cost $9,726,899)			$8,891,582

	Principal
ASSET-BACKED SECURITIES (0.8%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$1,011,000	$1,013,528
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.049%, 10/25/53	455,000	455,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.949%, 6/25/52	1,450,000	1,442,750
MRA Issuance Trust 144A FRB Ser. 20-2, Class A2, (1 Month
US LIBOR + 1.45%), 1.599%, 7/21/21	783,000	783,000
Station Place Securitization Trust 144A
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.649%, 10/10/21	549,000	549,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.299%, 6/25/51	478,000	478,000

Multi-Asset Absolute Return Fund 39

	Principal
ASSET-BACKED SECURITIES (0.8%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.979%, 3/26/21	$1,228,000	$1,228,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
zero %, 12/10/21	545,000	545,000
Total asset-backed securities (cost $6,499,000)		$6,494,278

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Barclays Bank PLC
(0.418)/3 month USD-LIBOR-BBA/Jan-26
(United Kingdom)	Jan-21/0.418	$25,774,700	$136,090
Total purchased swap options outstanding (cost $91,729)			$136,090

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.8%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
AUD/USD (Put)	Nov-20/$0.70	12,239,860	AUD	17,412,134	$91,132
EUR/USD (Call)	Feb-21/1.23	29,642,723	EUR	25,440,030	73,331
EUR/USD (Call)	Jan-21/1.22	20,164,485	EUR	17,305,600	50,125
GBP/USD (Put)	Dec-20/1.23	14,308,554	GBP	11,048,650	50,054
SPDR S&P 500 ETF Trust (Put)	Oct-21/275.00	24,488,867		$74,995	1,255,194
SPDR S&P 500 ETF Trust (Put)	May-21/235.00	26,929,754		82,470	458,731
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Aug-21/275.00	21,823,648		66,833	992,564
SPDR S&P 500 ETF Trust (Put)	Jul-21/255.00	22,871,841		70,043	686,133
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	31,465,643	EUR	27,004,500	11,196
Goldman Sachs International
USD/CAD (Put)	Jan-21/CAD 1.29	17,740,600		$17,740,600	61,773
USD/MXN (Put)	Apr-21/MXN 20.50	13,924,800		13,924,800	279,150
HSBC Bank USA, National
Association
AUD/USD (Call)	Mar-21/$0.76	18,510,431	AUD	26,332,500	65,670
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-21/270.00	20,334,625		$62,273	904,622
SPDR S&P 500 ETF Trust (Put)	Jun-21/250.00	25,219,337		77,232	639,033
Morgan Stanley & Co.
International PLC
EUR/USD (Call)	Mar-21/1.23	19,761,815	EUR	16,960,020	59,257
USD/CNH (Put)	Apr-21/CNH 6.65	23,208,000		$23,208,000	217,900
UBS AG
EUR/USD (Call)	Feb-21/$1.23	29,642,723	EUR	25,440,030	73,331
Total purchased options outstanding (cost $8,737,824)					$5,969,196

40 Multi-Asset Absolute Return Fund

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %,
10/1/21, (acquired 2/2/17, cost $88,142) ∆∆	$96,895	$14,534
Total convertible bonds and notes (cost $96,895)		$14,534

	Principal amount/
SHORT-TERM INVESTMENTS (50.0%)*		shares	Value
Australia & New Zealand Banking Group, Ltd. commercial paper
0.160%, 12/16/20		$5,000,000	$4,999,282
Barclays Bank PLC CCP asset backed commercial paper
0.220%, 11/19/20		4,000,000	3,999,673
CRC Funding, LLC asset backed commercial paper
0.170%, 12/8/20		5,000,000	4,999,139
Federal Home Loan Banks discount notes commercial paper
0.110%, 12/11/20		8,500,000	8,499,171
Federal Home Loan Banks discount notes commercial paper
0.092%, 12/2/20		5,000,000	4,999,624
FMS Wertmanagement asset backed commercial paper
0.150%, 11/6/20		4,000,000	3,999,946
Liberty Street Funding, LLC asset backed commercial paper
0.160%, 12/8/20		5,000,000	4,999,140
Manhattan Asset Funding Co., LLC asset backed commercial
paper 0.150%, 11/16/20		5,000,000	4,999,856
Mizuho Bank, Ltd./New York, NY commercial paper
0.170%, 11/16/20		3,000,000	2,999,831
Nationwide Building Society commercial paper 0.165%, 12/9/20		4,500,000	4,499,234
Nationwide Building Society commercial paper 0.180%, 11/2/20		4,750,000	4,749,945
Nestle Finance International, Ltd. commercial paper
0.140%, 12/17/20		5,000,000	4,999,561
NRW.Bank commercial paper 0.130%, 11/12/20		4,250,000	4,249,843
Old Line Funding, LLC asset backed commercial paper
0.190%, 12/21/20		5,000,000	4,998,794
Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares	54,965,683	54,965,683
Putnam Short Term Investment Fund Class P 0.17% L	Shares	194,264,638	194,264,638
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	4,115,000	4,115,000
U.S. Treasury Bills 0.088%, 11/17/20 ∆ §		$24,500,000	24,499,268
U.S. Treasury Bills 0.112%, 12/15/20 # ∆ §		15,000,000	14,998,477
U.S. Treasury Bills 0.092%, 11/19/20 # ∆ §		14,200,000	14,199,463
U.S. Treasury Bills 0.102%, 12/8/20 ∆		11,300,000	11,299,011
U.S. Treasury Bills 0.109%, 12/10/20 ∆ §		6,600,000	6,599,373
U.S. Treasury Bills 0.107%, 12/3/20 # ∆		4,400,000	4,399,679
U.S. Treasury Cash Management Bills 0.083%, 1/19/21 ∆ §		700,000	699,871
Total short-term investments (cost $398,030,863)			$398,033,502

TOTAL INVESTMENTS
Total investments (cost $1,214,931,390)			$1,261,262,759

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar

Multi-Asset Absolute Return Fund 41

CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $795,592,117.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $14,553, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $11,741,301 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

42 Multi-Asset Absolute Return Fund

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $48,411,618 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,939,304 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $401,161,919 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.3%	Germany	0.7%
China	8.4	Brazil	0.7
Taiwan	2.8	Canada	0.6
South Korea	2.6	Russia	0.6
India	1.5	Malaysia	0.6
United Kingdom	1.2	Other	3.3
Thailand	0.7	Total	100.0%

Multi-Asset Absolute Return Fund 43

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $241,257,752)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/20/21	$1,701,504	$1,776,554	$(75,050)
	Canadian Dollar	Sell	1/20/21	2,672,324	2,677,025	4,701
	Euro	Buy	12/16/20	2,211,152	2,254,339	(43,187)
	Hong Kong Dollar	Sell	11/18/20	3,025,096	3,025,374	278
	Japanese Yen	Sell	11/18/20	5,621,535	5,584,287	(37,248)
	New Zealand Dollar	Sell	1/20/21	788,451	766,627	(21,824)
	Swedish Krona	Buy	12/16/20	631,014	643,370	(12,356)
Barclays Bank PLC
	British Pound	Buy	12/16/20	789,605	812,250	(22,645)
	Canadian Dollar	Sell	1/20/21	116,462	116,978	516
	Euro	Sell	12/16/20	7,600,296	7,748,113	147,817
	Japanese Yen	Buy	11/18/20	3,858,979	3,835,649	23,330
	New Zealand Dollar	Buy	1/20/21	2,364,227	2,376,099	(11,872)
	Swedish Krona	Sell	12/16/20	2,645,539	2,696,850	51,311
Citibank, N.A.
	British Pound	Sell	12/16/20	1,632,732	1,679,246	46,514
	Canadian Dollar	Buy	1/20/21	396,767	398,524	(1,757)
	Chilean Peso	Buy	1/20/21	2,516,605	2,449,514	67,091
	Euro	Buy	12/16/20	671,646	714,599	(42,953)
	Hong Kong Dollar	Buy	11/18/20	617,353	617,449	(96)
	Japanese Yen	Buy	11/18/20	116,793	116,923	(130)
	New Zealand Dollar	Sell	1/20/21	2,693,652	2,705,007	11,355
	Swedish Krona	Sell	12/16/20	1,241,519	1,265,264	23,745
	Swiss Franc	Sell	12/16/20	35,819	36,104	285
Credit Suisse International
	Australian Dollar	Sell	1/20/21	13,150	13,445	295
	British Pound	Sell	12/16/20	294,563	311,537	16,974
	Canadian Dollar	Sell	1/20/21	1,377,348	1,383,386	6,038
	Euro	Sell	12/16/20	3,209,353	3,253,546	44,193
	New Zealand Dollar	Buy	1/20/21	708,508	712,028	(3,520)
Goldman Sachs International
	Australian Dollar	Sell	1/20/21	979,822	1,000,575	20,753
	British Pound	Sell	12/16/20	1,006,283	1,036,044	29,761
	Canadian Dollar	Buy	1/20/21	1,937,208	1,945,991	(8,783)
	Euro	Sell	12/16/20	1,537,174	1,564,863	27,689
	Hong Kong Dollar	Buy	11/18/20	656,024	655,930	94
	Japanese Yen	Sell	11/18/20	2,740,157	2,718,267	(21,890)
	New Taiwan Dollar	Sell	2/17/21	2,390,452	2,403,189	12,737
	New Zealand Dollar	Sell	1/20/21	1,425,413	1,427,111	1,698
	Norwegian Krone	Buy	12/16/20	735,889	743,358	(7,469)
	Swedish Krona	Buy	12/16/20	4,646,028	4,733,104	(87,076)
	Swiss Franc	Buy	12/16/20	914,594	921,858	(7,264)

44 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $241,257,752) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	$5,084,614	$5,196,393	$(111,779)
	British Pound	Buy	12/16/20	1,425,126	1,450,933	(25,807)
	Canadian Dollar	Buy	1/20/21	5,311,007	5,335,431	(24,424)
	Euro	Buy	12/16/20	4,075,114	4,122,396	(47,282)
	Hong Kong Dollar	Sell	11/18/20	4,129,472	4,129,849	377
	Indian Rupee	Buy	2/17/21	5,848	30,359	(24,511)
	Japanese Yen	Buy	11/18/20	3,283,462	3,258,555	24,907
	New Zealand Dollar	Sell	1/20/21	125,237	125,837	600
	Norwegian Krone	Buy	12/16/20	883,572	902,560	(18,988)
	South Korean Won	Buy	2/17/21	2,443,326	2,391,249	52,077
	Swedish Krona	Buy	12/16/20	382,696	383,965	(1,269)
	Swiss Franc	Sell	12/16/20	1,417,156	1,412,242	(4,914)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/20/21	76,015	77,638	1,623
	British Pound	Buy	12/16/20	651,978	621,880	30,098
	Canadian Dollar	Sell	1/20/21	2,082,954	2,093,165	10,211
	Chinese Yuan (Offshore)	Buy	2/18/21	54,144	61,072	(6,928)
	Euro	Sell	12/16/20	14,511,108	14,758,988	247,880
	Indian Rupee	Buy	2/17/21	5,846	27,731	(21,885)
	Japanese Yen	Sell	11/18/20	2,997,320	2,963,573	(33,747)
	New Taiwan Dollar	Sell	2/17/21	2,403,981	2,438,138	34,157
	New Zealand Dollar	Buy	1/20/21	359,907	361,753	(1,846)
	Norwegian Krone	Sell	12/16/20	1,036,408	1,104,761	68,353
	South Korean Won	Buy	2/17/21	2,437,623	2,376,585	61,038
	Swedish Krona	Sell	12/16/20	185,586	180,247	(5,339)
	Swiss Franc	Sell	12/16/20	425,245	428,674	3,429
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	1,143,103	1,167,446	(24,343)
	British Pound	Buy	12/16/20	1,852,391	1,805,528	46,863
	Canadian Dollar	Buy	1/20/21	3,072,545	3,081,360	(8,815)
	Euro	Buy	12/16/20	387,062	394,608	(7,546)
	Japanese Yen	Buy	11/18/20	710,236	693,806	16,430
	New Zealand Dollar	Buy	1/20/21	2,850,958	2,884,620	(33,662)
	Norwegian Krone	Buy	12/16/20	480,197	515,141	(34,944)
	Swedish Krona	Buy	12/16/20	243,752	268,971	(25,219)
	Swiss Franc	Buy	12/16/20	88,128	95,941	(7,813)
NatWest Markets PLC
	Australian Dollar	Sell	1/20/21	1,756,213	1,794,791	38,578
	British Pound	Buy	12/16/20	1,868,202	1,879,294	(11,092)
	Canadian Dollar	Buy	1/20/21	2,154,814	2,163,445	(8,631)
	Euro	Buy	12/16/20	493,970	493,616	354
	Japanese Yen	Buy	11/18/20	604,514	596,372	8,142
	Japanese Yen	Sell	11/18/20	600,084	596,503	(3,581)
	New Zealand Dollar	Sell	1/20/21	1,653,471	1,661,399	7,928

Multi-Asset Absolute Return Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $241,257,752) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	NatWest Markets PLC cont.
	Swedish Krona	Sell	12/16/20	$1,813,984	$1,843,108	$29,124
	Swiss Franc	Buy	12/16/20	497,648	497,033	615
	State Street Bank and Trust Co.
	Australian Dollar	Sell	1/20/21	4,690,476	4,765,171	74,695
	British Pound	Sell	12/16/20	2,667,138	2,868,705	201,567
	Canadian Dollar	Buy	1/20/21	445,050	452,415	(7,365)
	Euro	Sell	12/16/20	7,108,890	7,221,577	112,687
	Hong Kong Dollar	Sell	11/18/20	11,183,441	11,184,226	785
	Japanese Yen	Sell	11/18/20	8,622,044	8,568,899	(53,145)
	New Zealand Dollar	Buy	1/20/21	978,224	979,172	(948)
	Norwegian Krone	Sell	12/16/20	1,102,651	1,079,226	(23,425)
	Swedish Krona	Buy	12/16/20	1,868,316	1,874,323	(6,007)
	Swiss Franc	Buy	12/16/20	427,757	444,911	(17,154)
	Toronto-Dominion Bank
	Australian Dollar	Buy	1/20/21	2,118,847	2,163,990	(45,143)
	British Pound	Sell	12/16/20	282,900	305,981	23,081
	Canadian Dollar	Sell	1/20/21	3,570,907	3,586,831	15,924
	Euro	Sell	12/16/20	3,046,833	3,111,723	64,890
	Hong Kong Dollar	Sell	11/18/20	1,512,561	1,512,723	162
	New Zealand Dollar	Sell	1/20/21	535,927	538,561	2,634
	Swedish Krona	Sell	12/16/20	586,071	594,283	8,212
	Swiss Franc	Sell	12/16/20	503,545	507,601	4,056
UBS AG
	Australian Dollar	Sell	1/20/21	5,369,264	5,442,683	73,419
	Australian Dollar	Buy	3/15/21	3,027,737	3,084,496	(56,759)
	Australian Dollar	Sell	3/15/21	3,027,737	3,106,426	78,689
	British Pound	Sell	12/16/20	2,826,147	2,925,262	99,115
	Canadian Dollar	Buy	1/20/21	2,022,883	2,032,295	(9,412)
	Euro	Buy	12/16/20	4,475,234	4,567,780	(92,546)
	Hong Kong Dollar	Sell	11/18/20	1,638,247	1,638,386	139
	Japanese Yen	Buy	11/18/20	6,767,638	6,712,749	54,889
	New Zealand Dollar	Buy	1/20/21	3,749,636	3,769,116	(19,480)
	Swedish Krona	Buy	12/16/20	3,204,713	3,254,335	(49,622)
	WestPac Banking Corp.
	Australian Dollar	Sell	1/20/21	74,959	66,647	(8,312)
	British Pound	Buy	12/16/20	1,766,213	1,741,549	24,664
	Canadian Dollar	Buy	1/20/21	1,509,879	1,516,458	(6,579)
	Chinese Yuan (Offshore)	Buy	2/18/21	54,129	61,077	(6,948)
	Euro	Buy	12/16/20	535,708	537,648	(1,940)
	Japanese Yen	Sell	11/18/20	921,213	914,963	(6,250)
	New Zealand Dollar	Sell	1/20/21	336,566	338,231	1,665
	Unrealized appreciation					2,061,232
	Unrealized (depreciation)					(1,310,520)
Total						$750,712

* The exchange currency for all contracts listed is the United States Dollar.

46 Multi-Asset Absolute Return Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	81	$7,209,344	$7,224,795	Dec-20	$415,986
S&P 500 Index E-Mini (Long)	26	4,250,948	4,244,110	Dec-20	(98,356)
S&P 500 Index E-Mini (Short)	373	60,984,754	60,886,655	Dec-20	1,433,591
U.S. Treasury Note 2 yr (Short)	1,430	315,806,563	315,806,563	Dec-20	(1,827)
U.S. Treasury Note 10 yr (Long)	4,124	570,014,125	570,014,126	Dec-20	(3,700,529)
U.S. Treasury Note Ultra 10 yr (Short)	128	20,132,000	20,132,000	Dec-20	281,712
Unrealized appreciation					2,131,289
Unrealized (depreciation)					(3,800,712)
Total					$(1,669,423)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/20 (premiums $102,016)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Barclays Bank PLC
(0.418)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/0.418	$25,774,700	$63,664
Total			$63,664

WRITTEN OPTIONS OUTSTANDING at 10/31/20 (premiums $968,718)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
AUD/USD (Put)	Nov-20/$0.68	$6,119,930	AUD	8,706,067	$12,190
EUR/USD (Call)	Feb-21/1.27	29,642,723	EUR	25,440,030	22,370
GBP/USD (Put)	Dec-20/1.20	14,308,554	GBP	11,048,650	22,372
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	31,465,643	EUR	27,004,500	1,573
Goldman Sachs International
USD/CAD (Put)	Jan-21/CAD 1.26	17,740,600		$17,740,600	24,535
USD/MXN (Put)	Apr-21/MXN 19.00	27,849,500		27,849,500	133,927
HSBC Bank USA, National Association
AUD/USD (Call)	Mar-21/$0.80	18,510,431	AUD	26,332,500	12,660
Morgan Stanley & Co. International PLC
EUR/USD (Call)	Mar-21/1.27	19,761,815	EUR	16,960,020	20,227
USD/CNH (Put)	Apr-21/CNH 6.50	23,208,000		$23,208,000	81,623
UBS AG
EUR/USD (Call)	Feb-21/$1.27	29,642,723	EUR	25,440,030	22,370
Total					$353,847

Multi-Asset Absolute Return Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	$479,600	$(62,468)	$6,940
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	359,700	(8,138)	(921)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	479,600	(62,468)	(14,105)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	359,700	(169,122)	(73,562)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	21,210
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(15,312)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	209,833
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(111,334)
Unrealized appreciation				237,983
Unrealized (depreciation)				(215,234)
Total				$22,749

TBA SALE COMMITMENTS OUTSTANDING at 10/31/20 (proceeds receivable $124,803,066)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.00%, 11/1/50	$24,000,000	11/12/20	$25,626,562
Uniform Mortgage-Backed Securities, 3.50%, 11/1/50	40,000,000	11/12/20	42,234,376
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	35,000,000	11/12/20	36,471,092
Uniform Mortgage-Backed Securities, 2.00%, 11/1/50	12,000,000	11/12/20	12,375,937
Uniform Mortgage-Backed Securities, 1.50%, 11/1/50	8,000,000	11/12/20	8,053,750
Total			$124,761,717

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$391,400	$49,485 E	$(6)	12/7/30	2.184% —	3 month USD-	$(49,490)
				Semiannually	LIBOR-BBA —
					Quarterly
470,500	25,562 E	(5)	6/5/29	3 month USD-	2.2225% —	25,557
				LIBOR-BBA —	Semiannually
				Quarterly
39,300	9,613 E	(1)	6/22/52	2.3075% —	3 month USD-	(9,614)
				Semiannually	LIBOR-BBA —
					Quarterly

48 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$835,100	$37,588 E	$(28)	1/27/47	3 month USD-	1.27% —	$(37,616)
					LIBOR-BBA —	Semiannually
					Quarterly
	70,500	3,094 E	(2)	3/7/50	1.275% —	3 month USD-	3,092
					Semiannually	LIBOR-BBA —
						Quarterly
	48,854,000	3,420 E	(22,900)	12/16/22	3 month USD-	0.25% —	(19,480)
					LIBOR-BBA —	Semiannually
					Quarterly
	13,882,000	78,156 E	187	12/16/25	0.35% —	3 month USD-	78,342
					Semiannually	LIBOR-BBA —
						Quarterly
	253,000	9,543 E	(1,038)	12/16/50	1.15% —	3 month USD-	8,505
					Semiannually	LIBOR-BBA —
						Quarterly
	21,081,000	404,334 E	(48,404)	12/16/30	0.70% —	3 month USD-	355,929
					Semiannually	LIBOR-BBA —
						Quarterly
	21,238,000	447,272 E	(75,343)	12/16/30	0.45% —	Secured	371,933
					Annually	Overnight
						Financing Rate —
						Annually
	4,979,000	60,943	(66)	10/16/30	3 month USD-	0.7505% —	(59,961)
					LIBOR-BBA —	Semiannually
					Quarterly
	146,000	4,914	381	10/16/50	3 month USD-	1.16% —	(4,478)
					LIBOR-BBA —	Semiannually
					Quarterly
	22,936,000	688	(86)	10/23/22	3 month USD-	0.2345% —	(778)
					LIBOR-BBA —	Semiannually
					Quarterly
	3,775,000	12,609	(50)	10/23/30	0.84250% —	3 month USD-	12,049
					Semiannually	LIBOR-BBA —
						Quarterly
	2,930,000	11,075	(39)	10/23/30	0.838% —	3 month USD-	10,644
					Semiannually	LIBOR-BBA —
						Quarterly
	1,858,000	17,688	(25)	10/30/30	3 month USD-	0.7805% —	(17,695)
					LIBOR-BBA —	Semiannually
					Quarterly
	1,230,000	4,133	(16)	11/3/30	0.8454% —	3 month USD-	4,116
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	12,905,000	51,976 E	2,666	12/16/30	6 month AUD-	0.85% —	54,642
					BBR-BBSW —	Semiannually
					Semiannually
CAD	25,000	201 E	(147)	12/16/30	1.05% —	3 month CAD-	55
					Semiannually	BA-CDOR —
						Semiannually

Multi-Asset Absolute Return Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	647,000	$3,620 E	$348	12/16/30	0.30% plus	—	$3,968
					6 month CHF-
					LIBOR-BBA —
					Semiannually
EUR	3,857,000	54,489 E	6,196	12/16/30	—	0.15% plus	(48,293)
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
GBP	2,267,000	176 E	(10,377)	12/16/30	Sterling	0.20% —	(10,201)
					Overnight	Annually
					Index Average —
					Annually
NOK	52,301,000	10,847 E	144	12/16/30	6 month NOK-	0.95% —	(10,704)
					NIBOR-NIBR —	Annually
					Semiannually
NZD	1,578,000	7,189 E	5,022	12/16/30	0.60% —	3 month NZD-	(2,167)
					Semiannually	BBR-FRA —
						Quarterly
SEK	21,017,000	165 E	(11,900)	12/16/30	0.30% —	3 month SEK-	(11,735)
					Annually	STIBOR-SIDE —
						Quarterly
Total			$(155,489)				$646,620

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$257,874,615	$260,553,781	$—	6/20/23	(3 month USD-	A basket (MLFCF15)	$3,067,078
				LIBOR-BBA plus	of common
				0.10%) — Quarterly	stocks — Quarterly*
257,874,328	261,289,610	—	6/20/23	3 month USD-	Russell 1000 Total	(3,379,267)
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
2,039,331	2,038,452	—	1/12/40	4.00% (1 month	Synthetic MBX	2,913
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
327,534	327,393	—	1/12/40	4.00% (1 month	Synthetic MBX	467
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
123,690	123,637	—	1/12/40	4.00% (1 month	Synthetic MBX	177
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

50 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$10,846,670	$10,867,578	$—	1/12/41	5.00% (1 month	Synthetic MBX	$45,245
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,517,953	1,520,900	—	1/12/40	5.00% (1 month	Synthetic MBX	6,378
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
758,922	761,040	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(4,100)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
12,956,060	12,984,150	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(63,311)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
103,276	101,871	—	1/12/43	(3.50%) 1 month	Synthetic TRS	29
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
35,331	35,354	—	1/12/39	6.00% (1 month	Synthetic TRS	484
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
104,992	104,868	—	1/12/38	6.50% (1 month	Synthetic TRS	1,235
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
5,261	5,255	—	1/12/38	6.50% (1 month	Synthetic TRS	62
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Citibank, N.A.
321,909,535	298,682,442	—	6/10/21	(3 month USD-	A basket	(23,206,612)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
854,767	892,077	—	7/5/22	1 month USD-	ACI Worldwide,	(37,433)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
8,344,589	7,885,224	—	7/5/22	1 month USD-	Advance Auto Parts	458,163
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
3,923,588	4,225,206	—	7/5/22	1 month USD-	Axon Enterprise,	(302,182)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,148,640	1,076,875	—	7/5/22	1 month USD-	B&G Foods, Inc. —	46,922
				LIBOR-BBA minus	Monthly
				1.85% — Monthly

Multi-Asset Absolute Return Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$3,462,951	$3,533,624	$—	7/5/22	1 month USD-	Bausch Health Cos,	$(70,329)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
5,464,408	4,434,985	—	7/5/22	1 month USD-	Beyond Meat Inc. —	1,028,636
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
958,615	911,723	—	7/5/22	1 month USD-	Biotelemetry Inc. —	46,754
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
978,156	1,053,971	—	7/5/22	1 month USD-	Bruker Corp —	(75,654)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
4,234,782	4,222,145	—	7/5/22	1 month USD-	Century Link, Inc. —	12,637
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,727,924	1,572,008	—	7/5/22	1 month USD-	Cimpress, PLC —	155,667
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
11,945,341	9,976,029	—	7/5/22	1 month USD-	Citrix Systems,	1,975,845
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,509,773	1,456,714	—	7/5/22	1 month USD-	Conmed Corp. —	52,842
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
569,629	552,441	—	7/5/22	1 month USD-	Cooper Tire &	22,307
				LIBOR-BBA minus	Rubber Co. —
				0.35% — Monthly	Monthly
3,595,017	3,785,959	—	7/5/22	1 month USD-	Dentsply Sirona,	(199,483)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,250,941	1,387,703	—	7/5/22	1 month USD-	Dycom Industries,	(136,942)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
300,128	247,729	—	7/5/22	1 month USD-	Ebix, Inc. — Monthly	52,602
				LIBOR-BBA minus
				1.25% — Monthly
910,289	825,589	—	7/5/22	1 month USD-	Edgewell Personal	84,569
				LIBOR-BBA minus	Care — Monthly
				0.35% — Monthly
3,507,356	3,862,327	—	7/5/22	1 month USD-	Elanco Animal	(355,475)
				LIBOR-BBA minus	Health, Inc. —
				0.35% — Monthly	Monthly
1,981,047	1,891,633	—	7/5/22	1 month USD-	Energizer Holdings,	92,243
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
6,603,983	5,591,807	—	7/5/22	1 month USD-	Everbridge, Inc. —	1,011,226
				LIBOR-BBA minus	Monthly
				0.35% — Monthly

52 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$7,654,504	$9,318,690	$—	7/5/22	1 month USD-	First Solar Inc. —	$(1,665,287)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
6,554,796	6,721,136	—	7/5/22	1 month USD-	Five Below —	(165,690)
				LIBOR-BBA —	Monthly
				Monthly
3,749,075	3,500,326	—	7/5/22	1 month USD-	Guidewire Software,	248,209
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
2,510,598	2,410,114	—	7/5/22	1 month USD-	Hanesbrands, Inc. —	100,123
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,079,149	4,666,266	—	7/5/22	1 month USD-	Horizon	412,152
				LIBOR-BBA minus	Therapeutics,
				0.35% — Monthly	PLC — Monthly
8,442,055	7,815,383	—	7/5/22	1 month USD-	Illumina, Inc. —	625,457
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
7,723,124	7,993,759	—	7/5/22	1 month USD-	Middleby Corp —	(271,746)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
35,841,544	35,847,070	—	9/17/21	3 month USD-	MSCI Emerging	63,220
				LIBOR-BBA minus	Markets TR Net
				0.38% — Quarterly	USD — Quarterly
74,252,956	75,501,967	—	3/19/21	3 month USD-	MSCI Emerging	(1,279,317)
				LIBOR-BBA minus	Markets TR Net
				0.60% — Quarterly	USD — Quarterly
2,423,561	2,117,394	—	7/5/22	1 month USD-	Oshkosh Corp. —	305,818
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
495,545	472,451	—	7/5/22	1 month USD-	OSI systems Inc. —	23,095
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
4,673,522	4,457,250	—	7/5/22	1 month USD-	Plug Power, Inc. —	216,272
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,240,737	1,177,013	—	7/5/22	1 month USD-	Pluralsight Inc. —	63,545
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,145,769	1,038,265	—	7/5/22	1 month USD-	Prestige Brands	107,339
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
2,053,365	2,065,357	—	7/5/22	1 month USD-	Prosperity	(12,288)
				LIBOR-BBA minus	Bancshares Inc. —
				0.35% — Monthly	Monthly
1,258,064	1,123,865	—	7/5/22	1 month USD-	Qualys, Inc. —	134,018
				LIBOR-BBA minus	Monthly
				0.35% — Monthly

Multi-Asset Absolute Return Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$4,105,309	$3,822,282	$—	7/5/22	1 month USD-	Ralph Lauren	$282,435
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
7,749,945	6,848,414	—	7/5/22	1 month USD-	Restoration	902,300
				LIBOR-BBA minus	Hardware Holdings,
				0.65% — Monthly	Inc. — Monthly
149,774,458	139,152,918	—	6/10/21	3 month USD-	Russell 1000 Total	10,631,380
				LIBOR-BBA minus	Return Index —
				0.11% — Quarterly	Quarterly
2,422,578	2,376,855	—	7/5/22	1 month USD-	Skechers USA, Inc.-	45,374
				LIBOR-BBA minus	Cl A — Monthly
				0.35% — Monthly
760,661	765,533	—	7/5/22	1 month USD-	Solarwinds, Corp. —	(4,981)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,797,879	1,600,468	—	7/5/22	1 month USD-	Store Capital	197,153
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
1,372,541	1,303,416	—	7/5/22	1 month USD-	SVMK, Inc. —	68,928
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
682,224	683,539	—	1/12/41	5.00% (1 month	Synthetic MBX	2,846
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
327,718	328,350	—	1/12/41	5.00% (1 month	Synthetic MBX	1,367
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
5,504,894	5,018,133	—	7/5/22	1 month USD-	Tesla, Inc. —	485,968
				LIBOR-BBA minus	Monthly
				1.30% — Monthly
967,769	1,031,291	—	7/5/22	1 month USD-	TPI Composites,	(63,661)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
2,249,439	2,230,483	—	7/5/22	1 month USD-	Vertiv Holdings Co —	18,632
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
4,814,854	4,431,489	—	7/5/22	1 month USD-	WABTEC, Corp. —	383,842
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
946,082	1,212,519	—	7/5/22	1 month USD-	WD–40 Co. —	(269,911)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,739,302	1,717,749	—	7/5/22	1 month USD-	XP Inc. Class A —	21,553
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
991,972	684,285	—	7/5/22	1 month USD-	Zynex, Inc. —	306,753
				LIBOR-BBA minus	Monthly
				3.25% — Monthly

54 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$472,046	$472,956	$—	1/12/41	5.00% (1 month	Synthetic MBX	$1,970
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
164,433	162,196	—	1/12/43	3.50% (1 month	Synthetic TRS	(47)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
104,674	103,250	—	1/12/43	3.50% (1 month	Synthetic TRS	(29)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,225	40,664	—	1/12/43	3.50% (1 month	Synthetic TRS	(12)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,849	7,742	—	1/12/43	3.50% (1 month	Synthetic TRS	(2)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
403,686	409,129	—	1/12/45	4.00% (1 month	Synthetic TRS	11,538
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
100,747	102,105	—	1/12/45	4.00% (1 month	Synthetic TRS	2,879
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,496	59,670	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,943)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,421	6,131	—	1/12/41	4.00% (1 month	Synthetic TRS	(200)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
80,211	76,585	—	1/12/41	(4.00%) 1 month	Synthetic TRS	2,494
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
22,692,781	21,790,312	—	12/15/25	(1 month USD-	A basket	(904,890)
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly*
225,618,376	213,871,264	—	12/15/25	(1 month USD-	A basket	(11,728,651)
				LIBOR-BBA plus	(GSGLPW2L) of
				0.45%) — Monthly	common stocks —
Monthly*

Multi-Asset Absolute Return Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$226,089,229	$214,364,039	$—	12/15/25	1 month USD-	A basket	$11,698,026
				LIBOR-BBA minus	(GSGLPW2S) of
				0.15% — Monthly	common stocks —
					Monthly*
292,364,465	277,901,002	—	12/15/25	(1 month USD-	A basket	(14,358,830)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
					Monthly*
287,700,665	272,268,108	—	12/15/25	1 month USD-	A basket	15,238,182
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
					Monthly*
34,401,240	33,745,546	—	12/15/20	(0.20%) — Monthly	Goldman Sachs	(658,943)
					Cross Asset Trend
					Series 27 Excess
					Return Strategy —
					Monthly†††
7,505,031	7,382,313	—	12/15/25	(0.45%) — Monthly	Goldman Sachs	(123,938)
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly††
8,711,106	8,568,667	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	(144,290)
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly††
20,302,882	20,032,308	—	12/15/25	(0.45%) — Monthly	Goldman Sachs	(273,874)
					Volatility Carry US
					Series 85 Excess
					Return Strategy —
					Monthly††
28,415,872	28,037,177	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	(384,734)
					Volatility Carry US
					Series 85 Excess
					Return Strategy —
					Monthly††
5,197,970	5,288,372	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	89,665
					Volatility of Volatility
					Carry Excess Return
					Strategy — Monthly†
14,535,875	14,695,333	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	157,400
					Volatility of Volatility
					Carry Series 69
					Excess Return
					Strategy — Monthly†
15,665,170	15,254,799	—	12/14/20	1 month USD-	MSCI Emerging	413,652
				LIBOR-BBA plus	Markets TR Net
				0.25% — Monthly	USD — Monthly

56 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,446,885	$1,278,424	$—	12/15/25	1 month USD-	Open Text Corp. —	$169,681
				LIBOR-BBA minus	Monthly
0.35% — Monthly
8,253,126	7,685,774	—	12/15/25	1 month USD-	Seagate Technology	566,748
				LIBOR-BBA minus	PLC — Monthly
0.35% — Monthly
311,786	312,387	—	1/12/41	5.00% (1 month	Synthetic MBX	1,301
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
45,209	45,307	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(221)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
120,532	120,794	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(589)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
252,158	252,704	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,232)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
671,222	672,677	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,280)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
919,479	921,473	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,493)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
238,537	237,574	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(2,270)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
214,905	211,981	—	1/12/43	(3.50%) 1 month	Synthetic TRS	61
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
263,577	267,131	—	1/12/45	4.00% (1 month	Synthetic TRS	7,533
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,294	10,784	—	1/12/41	4.00% (1 month	Synthetic TRS	(351)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
294,409	294,600	—	1/12/39	6.00% (1 month	Synthetic TRS	4,031
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Multi-Asset Absolute Return Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$213,604	$213,742	$—	1/12/39	6.00% (1 month	Synthetic TRS	$2,925
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,099	114,173	—	1/12/39	6.00% (1 month	Synthetic TRS	1,562
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
620	621	—	1/12/39	6.00% (1 month	Synthetic TRS	8
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
183,725	183,507	—	1/12/38	6.50% (1 month	Synthetic TRS	2,160
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
146,518	146,344	—	1/12/38	6.50% (1 month	Synthetic TRS	1,722
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
133,693	133,534	—	1/12/38	6.50% (1 month	Synthetic TRS	1,572
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,141	103,018	—	1/12/38	6.50% (1 month	Synthetic TRS	1,212
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,466	4,460	—	1/12/38	6.50% (1 month	Synthetic TRS	52
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
161,175,760	159,123,035	—	10/29/21	(1 month USD-	A basket	(2,052,724)
				LIBOR-BBA plus	(JPCMPTFL) of
				0.35%) — Monthly	common stocks —
Monthly*
JPMorgan Securities LLC
120,137	114,410	—	1/12/44	4.00% (1 month	Synthetic TRS	(4,090)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
120,137	114,410	—	1/12/44	(4.00%) 1 month	Synthetic TRS	4,090
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
205,675	208,448	—	1/12/45	(4.00%) 1 month	Synthetic TRS	(5,879)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

58 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$562,335	$569,917	$—	1/12/45	(4.00%) 1 month	Synthetic TRS	$(16,073)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
UBS AG
321,538,827	304,446,222	—	5/22/23	(1 month USD-	A basket	(17,010,820)
				LIBOR-BBA plus	(UBSPUSER) of
				0.35%) — Monthly	common stocks —
					Monthly*
105,382,003	102,901,022	—	8/18/21	1 month USD-	MSCI Emerging	2,480,857
				LIBOR-BBA minus	Markets TR Net
				0.15% — Monthly	USD — Monthly
324,345,625	308,139,135	—	5/22/23	1 month USD-	S&P 500 Total	16,225,341
				LIBOR-BBA plus	Return 4 Jan 1988 —
				0.20% — Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		70,898,922
Upfront premium (paid)		—		Unrealized (depreciation)		(79,246,074)
Total		$—		Total		$(8,347,152)

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

††† Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	159,182	$17,328,572	6.65%
Amazon.com, Inc.	Consumer cyclicals	4,496	13,651,611	5.24%
Alphabet, Inc. Class A	Technology	7,830	12,654,462	4.86%
Microsoft Corp.	Technology	46,148	9,343,559	3.59%
Procter & Gamble Co. (The)	Consumer staples	43,476	5,960,528	2.29%
Verizon Communications, Inc.	Communication services	100,787	5,743,858	2.20%
JPMorgan Chase & Co.	Financials	56,328	5,522,367	2.12%
Qualcomm, Inc.	Technology	44,476	5,486,584	2.11%
Adobe, Inc.	Technology	11,478	5,131,878	1.97%
NVIDIA Corp.	Technology	9,568	4,797,203	1.84%
Lockheed Martin Corp.	Capital goods	12,173	4,262,278	1.64%
Intuit, Inc.	Technology	13,376	4,209,037	1.62%
Cisco Systems, Inc.	Technology	107,805	3,870,208	1.49%
eBay, Inc.	Technology	75,307	3,586,865	1.38%
Medtronic PLC	Health care	34,358	3,455,370	1.33%
Johnson & Johnson	Health care	23,623	3,238,957	1.24%

Multi-Asset Absolute Return Fund 59

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Coca-Cola Co. (The)	Consumer staples	63,362	$3,045,178	1.17%
PepsiCo, Inc.	Consumer staples	22,656	3,019,765	1.16%
ServiceNow, Inc.	Technology	6,006	2,988,379	1.15%
Citigroup, Inc.	Financials	69,735	2,888,407	1.11%
McDonald’s Corp.	Consumer staples	12,946	2,757,459	1.06%
DocuSign, Inc.	Technology	13,580	2,746,589	1.05%
Comcast Corp. Class A	Communication services	64,830	2,738,430	1.05%
Honeywell International, Inc.	Capital goods	16,103	2,656,198	1.02%
Abbott Laboratories	Health care	24,424	2,567,202	0.99%
Merck & Co., Inc.	Health care	33,533	2,522,011	0.97%
Veeva Systems, Inc. Class A	Technology	9,243	2,495,948	0.96%
Activision Blizzard, Inc.	Technology	32,432	2,456,067	0.94%
Humana, Inc.	Health care	5,982	2,388,682	0.92%
MetLife, Inc.	Financials	59,959	2,269,443	0.87%
Southern Co. (The)	Utilities and power	39,438	2,265,729	0.87%
Best Buy Co., Inc.	Consumer cyclicals	19,312	2,154,220	0.83%
Northrop Grumman Corp.	Capital goods	7,107	2,059,745	0.79%
Edwards Lifesciences Corp.	Health care	27,418	1,965,596	0.75%
Cummins, Inc.	Capital goods	8,909	1,958,973	0.75%
Eli Lilly and Co.	Health care	14,353	1,872,509	0.72%
American Electric Power Co., Inc.	Utilities and power	20,620	1,854,364	0.71%
Okta, Inc.	Technology	8,275	1,736,244	0.67%
Chevron Corp.	Energy	24,954	1,734,289	0.67%
Allstate Corp. (The)	Financials	19,052	1,690,848	0.65%
Xilinx, Inc.	Technology	14,047	1,667,221	0.64%
Morgan Stanley	Financials	34,267	1,649,945	0.63%
Target Corp.	Consumer cyclicals	10,710	1,630,309	0.63%
Altria Group, Inc.	Consumer staples	45,153	1,629,121	0.63%
Exelon Corp.	Utilities and power	39,605	1,579,859	0.61%
Old Dominion Freight Line, Inc.	Transportation	8,264	1,573,200	0.60%
Crown Castle International Corp.	Communication services	10,043	1,568,699	0.60%
Facebook, Inc. Class A	Technology	5,772	1,518,757	0.58%
Fortinet, Inc.	Technology	13,547	1,495,142	0.57%
Synopsys, Inc.	Technology	6,906	1,476,869	0.57%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	5,541	$16,822,070	5.63%
Apple, Inc.	Technology	136,194	14,826,122	4.96%
Microsoft Corp.	Technology	63,579	12,872,747	4.31%
Alphabet, Inc. Class A	Technology	6,897	11,146,967	3.73%
Verizon Communications, Inc.	Communication services	121,610	6,930,574	2.32%
Adobe, Inc.	Technology	14,156	6,329,247	2.12%
JPMorgan Chase & Co.	Financials	60,178	5,899,841	1.98%

60 Multi-Asset Absolute Return Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Medtronic PLC	Health care	55,506	$5,582,224	1.87%
Intuit, Inc.	Technology	16,235	5,108,853	1.71%
Mondelez International, Inc. Class A	Consumer staples	95,873	5,092,789	1.71%
Vontier Corp.	Technology	174,764	5,022,727	1.68%
Intercontinental Exchange, Inc.	Financials	52,224	4,929,950	1.65%
PACCAR, Inc.	Consumer cyclicals	57,157	4,880,047	1.63%
Sherwin-Williams Co. (The)	Basic materials	6,725	4,626,459	1.55%
Lockheed Martin Corp.	Capital goods	13,212	4,625,887	1.55%
Fidelity National Information	Technology	37,078	4,619,520	1.55%
Services, Inc.
Veeva Systems, Inc. Class A	Technology	17,042	4,602,117	1.54%
NVIDIA Corp.	Technology	8,766	4,395,033	1.47%
Goldman Sachs Group, Inc. (The)	Financials	22,651	4,281,889	1.43%
Domino’s Pizza, Inc.	Consumer staples	10,768	4,073,927	1.36%
Clorox Co. (The)	Consumer cyclicals	18,809	3,898,079	1.31%
Texas Instruments, Inc.	Technology	26,942	3,895,508	1.30%
Electronic Arts, Inc.	Technology	32,408	3,883,447	1.30%
eBay, Inc.	Technology	81,328	3,873,631	1.30%
DTE Energy Co.	Utilities and power	30,956	3,820,576	1.28%
Waste Management, Inc.	Capital goods	35,103	3,787,969	1.27%
Johnson & Johnson	Health care	27,334	3,747,759	1.25%
Exelon Corp.	Utilities and power	91,331	3,643,211	1.22%
Expeditors International of	Transportation	39,813	3,518,242	1.18%
Washington, Inc.
Costco Wholesale Corp.	Consumer staples	9,690	3,465,225	1.16%
Allstate Corp. (The)	Financials	38,802	3,443,696	1.15%
Charter Communications, Inc. Class A	Communication services	5,582	3,370,819	1.13%
Synopsys, Inc.	Technology	15,760	3,370,387	1.13%
Knight-Swift Transportation	Transportation	88,504	3,362,276	1.13%
Holdings, Inc.
Roper Technologies, Inc.	Technology	9,045	3,358,906	1.12%
Garmin, Ltd.	Technology	30,262	3,147,888	1.05%
Salesforce.com, Inc.	Technology	13,401	3,112,760	1.04%
Arthur J. Gallagher & Co.	Financials	29,157	3,023,833	1.01%
Procter & Gamble Co. (The)	Consumer staples	21,780	2,986,103	1.00%
Hershey Co. (The)	Consumer staples	21,337	2,933,015	0.98%
Baxter International, Inc.	Health care	37,160	2,882,481	0.97%
Take-Two Interactive Software, Inc.	Technology	18,349	2,842,692	0.95%
Facebook, Inc. Class A	Technology	10,673	2,808,304	0.94%
Kinder Morgan, Inc.	Utilities and power	232,991	2,772,590	0.93%
Cisco Systems, Inc.	Technology	73,809	2,649,735	0.89%
Leidos Holdings, Inc.	Technology	31,678	2,629,311	0.88%
Alexandria Real Estate Equities, Inc. R	Financials	16,827	2,549,648	0.85%
Dollar General Corp.	Consumer cyclicals	12,051	2,515,196	0.84%
Cadence Design Systems, Inc.	Technology	22,874	2,501,704	0.84%
PepsiCo, Inc.	Consumer staples	16,911	2,254,036	0.75%

Multi-Asset Absolute Return Fund 61

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Thermo Fisher Scientific, Inc.	Health care	2,097	$992,322	4.55%
PerkinElmer, Inc.	Health care	7,544	977,385	4.49%
Merck KGaA (Germany)	Health care	6,439	953,727	4.38%
Mettler-Toledo International, Inc.	Health care	938	935,914	4.30%
Waters Corp.	Health care	4,033	898,641	4.12%
Zoetis, Inc.	Health care	5,419	859,180	3.94%
Agilent Technologies, Inc.	Technology	8,383	855,798	3.93%
IQVIA Holdings, Inc.	Health care	5,339	822,193	3.77%
Ipsen SA (France)	Health care	8,960	815,659	3.74%
Pfizer, Inc.	Health care	22,838	810,303	3.72%
Merck & Co., Inc.	Health care	9,704	729,872	3.35%
Johnson & Johnson	Health care	4,484	614,758	2.82%
Illumina, Inc.	Health care	2,039	596,908	2.74%
GlaxoSmithKline PLC (United	Health care	35,689	596,118	2.74%
Kingdom)
Alexion Pharmaceuticals, Inc.	Health care	5,176	596,018	2.74%
Mylan NV	Health care	40,134	583,544	2.68%
Sanofi (France)	Health care	6,441	580,476	2.66%
Perrigo Co. PLC	Health care	13,223	580,091	2.66%
AbbVie, Inc.	Health care	6,028	512,987	2.35%
Taisho Pharmaceutical Holdings	Health care	8,294	497,437	2.28%
Co., Ltd. (Japan)
Biogen, Inc.	Health care	1,835	462,626	2.12%
Sartorius Stedim Biotech (France)	Health care	1,217	461,566	2.12%
Bristol-Myers Squibb Co.	Health care	7,853	459,033	2.11%
AstraZeneca PLC (United Kingdom)	Health care	4,336	435,432	2.00%
Bayer AG (Germany)	Health care	9,096	427,623	1.96%
CSL, Ltd. (Australia)	Health care	2,110	426,122	1.96%
Sumitomo Dainippon Pharma	Health care	34,612	404,596	1.86%
Co., Ltd. (Japan)
Amgen, Inc.	Health care	1,668	361,941	1.66%
Teva Pharmaceutical Industries, Ltd.	Health care	40,737	355,224	1.63%
ADR (Israel)
Gilead Sciences, Inc.	Health care	5,780	336,092	1.54%
Galapagos NV (Belgium)	Health care	2,569	303,445	1.39%
Hisamitsu Pharmaceutical Co., Inc.	Health care	5,618	267,356	1.23%
(Japan)
Galenica AG (Switzerland)	Health care	2,357	265,223	1.22%
Eisai Co., Ltd. (Japan)	Health care	3,219	249,052	1.14%
Takeda Pharmaceutical Co., Ltd.	Health care	7,982	247,324	1.14%
(Japan)
Eli Lilly and Co.	Health care	1,622	211,609	0.97%
Hikma Pharmaceuticals PLC	Health care	5,828	189,157	0.87%
(United Kingdom)
Shionogi & Co., Ltd. (Japan)	Health care	3,829	180,335	0.83%
H Lundbeck A/S (Denmark)	Health care	4,953	139,501	0.64%

62 Multi-Asset Absolute Return Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Astellas Pharma, Inc. (Japan)	Health care	9,343	$128,247	0.59%
UCB SA (Belgium)	Health care	1,263	124,631	0.57%
Incyte Corp.	Health care	1,350	116,999	0.54%
Grifols SA (Spain)	Health care	3,675	99,269	0.46%
Eurofins Scientific (Luxembourg)	Health care	100	80,018	0.37%
Regeneron Pharmaceuticals, Inc.	Health care	129	69,937	0.32%
Novartis AG (Switzerland)	Health care	712	55,503	0.25%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	1,940	50,996	0.23%
Recordati SpA (Italy)	Health care	559	28,954	0.13%
Orion Oyj Class B (Finland)	Health care	579	24,766	0.11%
Vertex Pharmaceuticals, Inc.	Health care	99	20,583	0.09%

A BASKET (GSGLPW2L) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Deutsche Telekom AG (Germany)	Communication services	171,749	$2,614,806	1.22%
Koninklijke Ahold Delhaize NV	Consumer staples	86,158	2,367,527	1.11%
(Netherlands)
Carlsberg A/S Class B (Denmark)	Consumer staples	17,626	2,231,009	1.04%
KDDI Corp. (Japan)	Communication services	76,897	2,054,095	0.96%
CK Hutchison Holdings, Ltd.	Consumer cyclicals	323,984	1,951,044	0.91%
(Hong Kong)
Sumitomo Mitsui Financial Group, Inc.	Financials	69,277	1,909,201	0.89%
(Japan)
Volvo AB (Sweden)	Consumer cyclicals	97,316	1,893,051	0.89%
Rio Tinto PLC (United Kingdom)	Basic materials	33,557	1,890,461	0.88%
Sumitomo Mitsui Trust Holdings, Inc.	Financials	69,893	1,860,983	0.87%
(Japan)
Novartis AG (Switzerland)	Health care	23,189	1,808,695	0.85%
CK Asset Holdings, Ltd. (Hong Kong)	Financials	361,694	1,674,411	0.78%
Endesa SA (Spain)	Utilities and power	62,075	1,663,808	0.78%
Aena SME SA (Spain)	Transportation	12,342	1,661,946	0.78%
Obayashi Corp. (Japan)	Capital goods	198,377	1,650,926	0.77%
Wesfarmers, Ltd. (Australia)	Consumer cyclicals	50,711	1,636,705	0.77%
Peugeot SA (France)	Consumer cyclicals	85,695	1,540,255	0.72%
Fiat Chrysler Automobiles NV (Italy)	Consumer cyclicals	125,410	1,540,019	0.72%
Allianz SE (Germany)	Financials	8,554	1,505,140	0.70%
Aurizon Holdings, Ltd. (Australia)	Transportation	567,192	1,501,630	0.70%
Resona Holdings, Inc. (Japan)	Financials	457,387	1,498,516	0.70%
Zurich Insurance Group AG	Financials	4,517	1,498,295	0.70%
(Switzerland)
Sandvik AB (Sweden)	Capital goods	83,805	1,492,291	0.70%
Unilever PLC (United Kingdom)	Consumer staples	26,102	1,486,352	0.69%
Enel SpA (Italy)	Utilities and power	185,773	1,478,862	0.69%
Anglo American PLC (United Kingdom) Basic materials		59,562	1,394,880	0.65%

Multi-Asset Absolute Return Fund 63

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Compagnie Generale des	Consumer cyclicals	12,711	$1,371,654	0.64%
Etablissements Michelin SCA (France)
Nippon Express Co., Ltd. (Japan)	Transportation	24,320	1,360,952	0.64%
Kyushu Railway Co. (Japan)	Transportation	64,063	1,359,823	0.64%
Partners Group Holding AG	Financials	1,499	1,352,071	0.63%
(Switzerland)
Koninklijke DSM NV (Netherlands)	Basic materials	8,428	1,349,422	0.63%
Nitto Denko Corp. (Japan)	Basic materials	19,222	1,344,135	0.63%
Coca-Cola HBC AG (Switzerland)	Consumer staples	59,114	1,341,427	0.63%
Roche Holding AG (Switzerland)	Health care	4,108	1,321,235	0.62%
Japan Post Insurance Co., Ltd. (Japan)	Financials	80,825	1,275,689	0.60%
Nomura Holdings, Inc. (Japan)	Financials	280,833	1,247,818	0.58%
Snam SpA (Italy)	Utilities and power	253,969	1,239,553	0.58%
Nomura Research Institute, Ltd.	Technology	41,850	1,239,013	0.58%
(Japan)
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	2,255	1,228,908	0.57%
Galaxy Entertainment Group, Ltd.	Consumer cyclicals	182,014	1,199,365	0.56%
(Hong Kong)
Skandinaviska Enskilda Banken AB	Financials	134,363	1,151,750	0.54%
(Sweden)
Schneider Electric SA (France)	Capital goods	9,481	1,150,778	0.54%
Shin-Etsu Chemical Co., Ltd. (Japan)	Basic materials	8,447	1,122,286	0.52%
Compagnie De Saint-Gobain (France)	Basic materials	28,658	1,118,324	0.52%
Legrand SA (France)	Capital goods	14,892	1,101,159	0.51%
Swiss Life Holding AG (Switzerland)	Financials	3,272	1,100,376	0.51%
Yuanta Financial Holding Co., Ltd.	Financials	1,771,516	1,099,321	0.51%
(Taiwan)
Ono Pharmaceutical Co., Ltd. (Japan)	Health care	38,301	1,088,864	0.51%
Mitsui & Co., Ltd. (Japan)	Conglomerates	69,352	1,081,351	0.51%
Daiwa House Industry Co., Ltd. (Japan) Consumer cyclicals		40,315	1,054,915	0.49%
Berkeley Group Holdings PLC (The)	Consumer cyclicals	19,984	1,048,302	0.49%
(United Kingdom)

A BASKET (GSGLPW2S) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Pernod Ricard SA (France)	Consumer staples	13,490	$2,174,799	1.01%
MS&AD Insurance Group Holdings	Financials	76,351	2,077,481	0.97%
(Japan)
Ferrovial SA (Spain)	Basic materials	94,912	2,053,624	0.96%
National Grid PLC (United Kingdom)	Utilities and power	164,270	1,951,965	0.91%
Commonwealth Bank of Australia	Financials	39,518	1,915,433	0.89%
(Australia)
Hong Kong & China Gas Co., Ltd.	Utilities and power	1,326,443	1,905,462	0.89%
(Hong Kong)
Assicurazioni Generali SpA (Italy)	Financials	136,263	1,826,929	0.85%
Sumitomo Corp. (Japan)	Consumer staples	165,406	1,810,861	0.84%

64 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Givaudan SA (Switzerland)	Basic materials	442	$1,801,470	0.84%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	67,997	1,732,441	0.81%
Toyota Motor Corp. (Japan)	Consumer cyclicals	26,315	1,712,483	0.80%
Danone SA (France)	Consumer staples	29,705	1,640,131	0.77%
Swiss Re AG (Switzerland)	Financials	22,604	1,621,300	0.76%
Toyota Industries Corp. (Japan)	Consumer cyclicals	24,895	1,600,307	0.75%
EssilorLuxottica SA (France)	Health care	12,777	1,580,636	0.74%
Vinci SA (France)	Capital goods	19,629	1,550,722	0.72%
FUJIFILM Holdings Corp. (Japan)	Technology	29,082	1,479,421	0.69%
Heineken NV (Netherlands)	Consumer staples	16,581	1,471,723	0.69%
Idemitsu Kosan Co., Ltd. (Japan)	Energy	72,939	1,468,685	0.69%
Intesa Sanpaolo SpA (Italy)	Financials	874,730	1,446,472	0.67%
Chunghwa Telecom Co., Ltd. (Taiwan)	Communication services	385,962	1,443,806	0.67%
SAP AG (Germany)	Technology	12,578	1,340,510	0.63%
Croda International PLC	Basic materials	16,874	1,316,522	0.61%
(United Kingdom)
Kerry Group PLC Class A (Ireland)	Consumer staples	10,987	1,314,335	0.61%
Line Corp. (Japan)	Technology	25,226	1,295,828	0.60%
London Stock Exchange Group PLC	Financials	12,043	1,289,008	0.60%
(United Kingdom)
Takeda Pharmaceutical Co., Ltd.	Health care	41,240	1,277,758	0.60%
(Japan)
Cellnex Telecom, SA 144A (Spain)	Communication services	19,634	1,260,610	0.59%
Odakyu Electric Railway Co., Ltd.	Transportation	51,757	1,244,172	0.58%
(Japan)
Komatsu, Ltd. (Japan)	Capital goods	54,979	1,231,160	0.57%
SSE PLC (United Kingdom)	Utilities and power	75,672	1,227,939	0.57%
Beiersdorf AG (Germany)	Consumer staples	11,594	1,214,079	0.57%
Alcon, Inc. (Switzerland)	Health care	21,027	1,195,264	0.56%
HSBC Holdings PLC (United Kingdom)	Financials	284,543	1,194,064	0.56%
RELX PLC (United Kingdom)	Consumer cyclicals	57,996	1,145,446	0.53%
Canon, Inc. (Japan)	Capital goods	66,138	1,139,108	0.53%
Yaskawa Electric Corp. (Japan)	Technology	28,832	1,112,856	0.52%
Mitsubishi Materials Corp. (Japan)	Basic materials	60,768	1,109,680	0.52%
Cathay Financial Holding Co., Ltd.	Financials	823,620	1,105,704	0.52%
(Taiwan)
Panasonic Corp. (Japan)	Consumer cyclicals	120,207	1,104,676	0.52%
St. James’s Place PLC (United	Financials	94,300	1,096,398	0.51%
Kingdom)
Nordea Bank ABP (Finland)	Financials	143,819	1,077,375	0.50%
Daimler AG (Registered Shares)	Consumer cyclicals	20,732	1,072,234	0.50%
(Germany)
Transurban Group (Units) (Australia)	Transportation	112,638	1,064,684	0.50%
Worldline SA (France)	Consumer cyclicals	14,312	1,060,992	0.49%
ABB, Ltd. (Switzerland)	Capital goods	43,441	1,054,558	0.49%
NatWest Group PLC (United Kingdom)	Financials	656,482	1,054,248	0.49%

Multi-Asset Absolute Return Fund 65

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Compagnie Financiere Richemont SA	Consumer cyclicals	16,762	$1,051,582	0.49%
(Switzerland)
Shiseido Co., Ltd. (Japan)	Consumer staples	17,030	1,050,730	0.49%
DSV A/S (Denmark)	Transportation	6,476	1,048,696	0.49%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
AMETEK, Inc.	Conglomerates	25,173	$2,471,976	0.89%
Air Liquide SA (France)	Basic materials	15,901	2,325,277	0.84%
Xcel Energy, Inc.	Utilities and power	33,071	2,315,958	0.83%
WEC Energy Group, Inc.	Utilities and power	22,388	2,251,144	0.81%
Partners Group Holding AG	Financials	2,467	2,224,228	0.80%
(Switzerland)
Canadian Imperial Bank of Commerce	Financials	28,825	2,149,860	0.77%
(Canada)
Church & Dwight Co., Inc.	Consumer staples	23,903	2,112,792	0.76%
Givaudan SA (Switzerland)	Basic materials	512	2,088,433	0.75%
Roche Holding AG (Switzerland)	Health care	6,463	2,078,293	0.75%
London Stock Exchange Group PLC	Financials	19,380	2,077,638	0.75%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	4,036	2,052,999	0.74%
Cadence Design Systems, Inc.	Technology	18,670	2,041,970	0.73%
Royal Bank of Canada (Canada)	Financials	28,678	2,005,053	0.72%
CMS Energy Corp.	Utilities and power	30,456	1,928,761	0.69%
Logitech International SA	Technology	22,761	1,916,908	0.69%
(Switzerland)
Hormel Foods Corp.	Consumer staples	39,256	1,911,375	0.69%
Paychex, Inc.	Technology	23,222	1,910,017	0.69%
Toronto-Dominion Bank (Canada)	Financials	41,605	1,835,365	0.66%
Copart, Inc.	Consumer staples	16,432	1,813,431	0.65%
Segro PLC R (United Kingdom)	Financials	153,780	1,796,364	0.65%
Dover Corp.	Capital goods	15,668	1,734,560	0.62%
Tesco PLC (United Kingdom)	Consumer staples	649,507	1,728,550	0.62%
Halma PLC (United Kingdom)	Technology	55,934	1,715,307	0.62%
Atmos Energy Corp.	Utilities and power	18,295	1,677,123	0.60%
Muenchener Rueckversicherungs-	Financials	7,150	1,672,958	0.60%
Gesellschaft AG in Muenchen
(Germany)
Mettler-Toledo International, Inc.	Health care	1,608	1,605,114	0.58%
Roper Technologies, Inc.	Technology	4,299	1,596,228	0.57%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	19,630	1,591,500	0.57%
ANSYS, Inc.	Technology	5,185	1,578,164	0.57%
Hannover Rueck SE (Germany)	Financials	10,785	1,567,009	0.56%
Rio Tinto PLC (United Kingdom)	Basic materials	27,540	1,553,955	0.56%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	4,814	1,537,167	0.55%
DTE Energy Co.	Utilities and power	12,384	1,528,440	0.55%

66 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Iberdrola SA (Spain)	Utilities and power	128,039	$1,510,558	0.54%
Pinnacle West Capital Corp.	Utilities and power	18,354	1,497,121	0.54%
Metro, Inc. (Canada)	Consumer staples	32,069	1,495,788	0.54%
Sun Life Financial, Inc. (Canada)	Financials	36,654	1,458,245	0.52%
Accenture PLC Class A	Technology	6,704	1,454,203	0.52%
Comcast Corp. Class A	Communication services	34,052	1,438,351	0.52%
Amphenol Corp. Class A	Technology	12,554	1,416,612	0.51%
Avery Dennison Corp.	Capital goods	10,029	1,387,918	0.50%
Globe Life, Inc.	Financials	16,896	1,370,104	0.49%
Thermo Fisher Scientific, Inc.	Health care	2,896	1,370,072	0.49%
PACCAR, Inc.	Consumer cyclicals	15,928	1,359,894	0.49%
HEICO Corp. Class A	Capital goods	14,502	1,355,922	0.49%
NTT DoCoMo, Inc. (Japan)	Communication services	35,992	1,336,539	0.48%
T Rowe Price Group, Inc.	Financials	10,500	1,329,882	0.48%
Rockwell Automation, Inc.	Technology	5,597	1,327,102	0.48%
AutoZone, Inc.	Consumer cyclicals	1,152	1,300,096	0.47%
OGE Energy Corp.	Utilities and power	42,217	1,299,029	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ABB, Ltd. (Switzerland)	Capital goods	97,941	$2,377,329	0.87%
Abbott Laboratories	Health care	21,745	2,285,669	0.84%
Prologis, Inc. R	Financials	22,587	2,240,642	0.82%
Daimler AG (Registered Shares)	Consumer cyclicals	40,389	2,089,500	0.77%
(Germany)
Bank of New York Mellon Corp. (The)	Financials	58,694	2,016,738	0.74%
Waste Connections, Inc.	Capital goods	20,027	1,989,099	0.73%
Caterpillar, Inc.	Capital goods	12,556	1,971,878	0.72%
Eastman Chemical Co.	Basic materials	24,273	1,962,225	0.72%
Fidelity National Information	Technology	15,492	1,930,148	0.71%
Services, Inc.
Lonza Group AG (Switzerland)	Health care	3,161	1,914,519	0.70%
CVS Health Corp.	Health care	34,005	1,907,319	0.70%
NiSource, Inc.	Utilities and power	79,867	1,834,539	0.67%
Nordea Bank ABP (Finland)	Financials	244,178	1,830,621	0.67%
Southern Co. (The)	Utilities and power	31,624	1,816,824	0.67%
IBM Corp.	Technology	16,137	1,801,838	0.66%
Zurich Insurance Group AG	Financials	5,412	1,794,977	0.66%
(Switzerland)
Coca-Cola Co. (The)	Consumer staples	37,280	1,791,679	0.66%
Analog Devices, Inc.	Technology	15,031	1,781,634	0.65%
Fortis, Inc. (Canada)	Utilities and power	44,400	1,753,748	0.64%
WPP PLC (United Kingdom)	Consumer cyclicals	218,406	1,744,034	0.64%
Sensata Technologies Holding PLC	Technology	39,357	1,720,301	0.63%
MS&AD Insurance Group Holdings	Financials	61,739	1,677,724	0.62%
(Japan)

Multi-Asset Absolute Return Fund 67

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Illinois Tool Works, Inc.	Capital goods	8,550	$1,674,691	0.62%
Deere & Co.	Capital goods	7,289	1,646,618	0.60%
Walgreens Boots Alliance, Inc.	Consumer staples	46,831	1,594,116	0.59%
Macquarie Group, Ltd. (Australia)	Financials	17,721	1,578,947	0.58%
Xylem, Inc.	Capital goods	18,076	1,575,159	0.58%
Walmart, Inc.	Consumer cyclicals	11,329	1,571,902	0.58%
Public Service Enterprise Group, Inc.	Utilities and power	25,921	1,507,298	0.55%
Boston Scientific Corp.	Health care	42,484	1,455,910	0.53%
Lowe’s Cos., Inc.	Consumer cyclicals	9,023	1,426,517	0.52%
Microchip Technology, Inc.	Technology	13,506	1,419,259	0.52%
Intel Corp.	Technology	31,966	1,415,440	0.52%
Sekisui House, Ltd. (Japan)	Financials	85,483	1,409,956	0.52%
Berkshire Hathaway, Inc. Class B	Financials	6,932	1,399,540	0.51%
Autodesk, Inc.	Technology	5,862	1,380,665	0.51%
Alexandria Real Estate Equities, Inc. R	Financials	9,062	1,373,126	0.50%
NRG Energy, Inc.	Utilities and power	43,299	1,369,117	0.50%
Gartner, Inc.	Consumer cyclicals	11,338	1,361,669	0.50%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	19,767	1,351,524	0.50%
(Germany)
Novartis AG (Switzerland)	Health care	17,137	1,336,509	0.49%
Compagnie Financiere Richemont SA	Consumer cyclicals	21,220	1,331,119	0.49%
(Switzerland)
UBS Group AG (Switzerland)	Financials	114,205	1,326,254	0.49%
Corning, Inc.	Communication services	41,262	1,319,153	0.48%
Chubb, Ltd.	Financials	10,131	1,316,178	0.48%
TOTO, Ltd. (Japan)	Basic materials	29,000	1,314,605	0.48%
Koninklijke KPN NV (Netherlands)	Communication services	484,506	1,309,748	0.48%
Emera, Inc. (Canada)	Utilities and power	32,475	1,295,386	0.48%
Adobe, Inc.	Technology	2,891	1,292,739	0.47%
Loews Corp.	Financials	37,246	1,291,700	0.47%

A BASKET (JPCMPTFL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
United Rentals, Inc.	Consumer cyclicals	14,051	$2,505,123	1.57%
TransDigm Group, Inc.	Capital goods	5,236	2,499,759	1.57%
GCI Liberty, Inc. Class A	Communication services	30,349	2,465,279	1.55%
Spirit AeroSystems Holdings, Inc.	Capital goods	132,245	2,405,534	1.51%
Class A
Lamb Weston Holdings, Inc.	Consumer staples	37,891	2,404,204	1.51%
Virgin Galactic Holdings, Inc.	Consumer cyclicals	137,238	2,390,678	1.50%
Charles River Laboratories	Health care	10,446	2,378,509	1.49%
International, Inc.
GrubHub, Inc.	Consumer staples	31,778	2,350,290	1.48%
BorgWarner, Inc.	Capital goods	57,600	2,014,863	1.27%
Bio-Rad Laboratories, Inc. Class A	Health care	3,373	1,978,068	1.24%
Dick’s Sporting Goods, Inc.	Consumer cyclicals	33,954	1,923,515	1.21%

68 Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Thor Industries, Inc.	Consumer cyclicals	22,720	$1,921,626	1.21%
Coty, Inc. Class A	Consumer staples	661,396	1,918,048	1.21%
Teradyne, Inc.	Technology	21,501	1,888,838	1.19%
Mettler-Toledo International, Inc.	Health care	1,854	1,849,993	1.16%
Waters Corp.	Health care	8,254	1,839,063	1.16%
Carvana Co.	Consumer cyclicals	9,690	1,796,070	1.13%
Allison Transmission Holdings, Inc.	Capital goods	45,933	1,660,485	1.04%
Quidel Corp.	Health care	5,760	1,545,220	0.97%
Micron Technology, Inc.	Technology	29,746	1,497,429	0.94%
AECOM	Capital goods	32,135	1,440,936	0.91%
Kohl’s Corp.	Consumer cyclicals	67,267	1,432,105	0.90%
RingCentral, Inc. Class A	Technology	5,486	1,417,166	0.89%
Ford Motor Co.	Consumer cyclicals	182,775	1,412,849	0.89%
Alliance Data Systems Corp.	Financials	27,410	1,412,713	0.89%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	2,494	1,412,484	0.89%
Microchip Technology, Inc.	Technology	13,413	1,409,473	0.89%
DexCom, Inc.	Health care	4,398	1,405,442	0.88%
Western Digital Corp.	Technology	37,087	1,399,297	0.88%
Target Corp.	Consumer cyclicals	8,655	1,317,475	0.83%
Coupa Software, Inc.	Technology	4,882	1,306,831	0.82%
Generac Holdings, Inc.	Capital goods	6,188	1,300,328	0.82%
Dollar General Corp.	Consumer cyclicals	6,139	1,281,223	0.81%
PRA Health Sciences, Inc.	Health care	12,799	1,247,137	0.78%
Zynga, Inc. Class A	Technology	137,372	1,234,972	0.78%
Qorvo, Inc.	Technology	9,599	1,222,493	0.77%
Telephone and Data Systems, Inc.	Communication services	71,079	1,208,341	0.76%
Penske Automotive Group, Inc.	Consumer cyclicals	23,277	1,190,845	0.75%
Lear Corp.	Consumer cyclicals	9,670	1,168,251	0.73%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	3,640	1,162,334	0.73%
Roku, Inc.	Technology	5,665	1,146,533	0.72%
HubSpot, Inc.	Technology	3,924	1,138,125	0.72%
Bio-Techne Corp.	Health care	4,469	1,128,006	0.71%
Air Lease Corp.	Financials	40,872	1,113,359	0.70%
Gilead Sciences, Inc.	Health care	19,065	1,108,612	0.70%
Jazz Pharmaceuticals PLC	Health care	7,358	1,060,328	0.67%
Nuance Communications, Inc.	Technology	33,225	1,060,223	0.67%
Tapestry, Inc.	Consumer cyclicals	47,280	1,051,037	0.66%
Foot Locker, Inc.	Consumer cyclicals	28,158	1,038,470	0.65%
Apple, Inc.	Technology	9,492	1,033,291	0.65%

A BASKET (UBSPUSER) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	117,926	$23,876,576	7.84%
Apple, Inc.	Technology	154,429	16,811,159	5.52%
Amazon.com, Inc.	Consumer cyclicals	5,069	15,388,930	5.05%

Multi-Asset Absolute Return Fund 69

A BASKET (UBSPUSER) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Alphabet, Inc. Class C	Technology	5,103	$8,271,798	2.72%
Walmart, Inc.	Consumer cyclicals	49,412	6,855,926	2.25%
Charter Communications, Inc. Class A	Communication services	10,035	6,059,573	1.99%
American Tower Corp. R	Communication services	24,726	5,678,223	1.87%
Danaher Corp.	Conglomerates	24,445	5,611,008	1.84%
PayPal Holdings, Inc.	Consumer cyclicals	28,336	5,274,160	1.73%
Northrop Grumman Corp.	Capital goods	17,642	5,113,023	1.68%
Visa, Inc. Class A	Financials	27,116	4,927,255	1.62%
Fidelity National Information	Technology	38,724	4,824,596	1.58%
Services, Inc.
Home Depot, Inc. (The)	Consumer cyclicals	17,783	4,742,887	1.56%
Union Pacific Corp.	Transportation	26,680	4,727,352	1.55%
Eli Lilly and Co.	Health care	35,138	4,584,069	1.51%
JPMorgan Chase & Co.	Financials	45,159	4,427,411	1.45%
Adobe, Inc.	Technology	9,800	4,381,722	1.44%
Facebook, Inc. Class A	Technology	16,235	4,271,541	1.40%
UnitedHealth Group, Inc.	Health care	13,559	4,137,363	1.36%
Texas Instruments, Inc.	Technology	27,607	3,991,668	1.31%
Salesforce.com, Inc.	Technology	16,734	3,886,763	1.28%
Mastercard, Inc. Class A	Consumer cyclicals	13,024	3,759,111	1.23%
NIKE, Inc. Class B	Consumer cyclicals	30,665	3,682,195	1.21%
Procter & Gamble Co. (The)	Consumer staples	26,823	3,677,484	1.21%
NVIDIA Corp.	Technology	7,221	3,620,242	1.19%
Johnson & Johnson	Health care	26,355	3,613,594	1.19%
Bank of America Corp.	Financials	152,429	3,612,569	1.19%
IDEXX Laboratories, Inc.	Health care	8,277	3,516,438	1.16%
Citigroup, Inc.	Financials	80,162	3,320,307	1.09%
Regeneron Pharmaceuticals, Inc.	Health care	6,041	3,283,914	1.08%
Qualcomm, Inc.	Technology	24,851	3,065,663	1.01%
Merck & Co., Inc.	Health care	38,650	2,906,844	0.95%
PepsiCo, Inc.	Consumer staples	21,390	2,851,008	0.94%
United Rentals, Inc.	Consumer cyclicals	15,783	2,813,889	0.92%
American Electric Power Co., Inc.	Utilities and power	30,016	2,699,340	0.89%
Cigna Corp.	Health care	15,654	2,613,796	0.86%
AbbVie, Inc.	Health care	29,835	2,538,958	0.83%
Amgen, Inc.	Health care	11,483	2,491,088	0.82%
Exelon Corp.	Utilities and power	62,308	2,485,474	0.82%
Verizon Communications, Inc.	Communication services	42,592	2,427,317	0.80%
Johnson Controls International PLC	Capital goods	56,079	2,367,110	0.78%
Comcast Corp. Class A	Communication services	55,556	2,346,683	0.77%
Cisco Systems, Inc.	Technology	65,196	2,340,521	0.77%
NRG Energy, Inc.	Utilities and power	72,928	2,305,986	0.76%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	130,503	2,262,919	0.74%
Estee Lauder Cos., Inc. (The) Class A	Consumer staples	10,259	2,253,530	0.74%
Vertex Pharmaceuticals, Inc.	Health care	10,638	2,216,566	0.73%
Target Corp.	Consumer cyclicals	14,180	2,158,526	0.71%

70 Multi-Asset Absolute Return Fund

A BASKET (UBSPUSER) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Dow, Inc.	Basic materials	47,154	$2,145,051	0.70%
Goldman Sachs Group, Inc. (The)	Financials	10,735	2,029,261	0.67%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB/P	$4,580	$67,000	$21,715	5/11/63	300 bp —	$(17,096)
Index						Monthly
CMBX NA BBB–.6	BB/P	6,498	114,000	36,947	5/11/63	300 bp —	(30,383)
Index						Monthly
CMBX NA BBB–.6	BB/P	15,001	243,000	78,756	5/11/63	300 bp —	(63,613)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BB/P	26,163	236,000	76,488	5/11/63	300 bp —	(50,187)
Index						Monthly
CMBX NA BBB–.7	BB+/P	8,583	1,527,000	381,139	1/17/47	300 bp —	(371,666)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	B+/P	237,268	1,654,000	829,646	5/11/63	500 bp —	(590,770)
Index						Monthly
CMBX NA BB.7	B+/P	32,151	630,000	280,728	1/17/47	500 bp —	(247,964)
Index						Monthly
CMBX NA BBB–.6	BB/P	886,347	13,919,000	4,511,148	5/11/63	300 bp —	(3,616,681)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BB/P	3,581,285	38,114,000	12,352,747	5/11/63	300 bp —	(8,749,230)
Index						Monthly
CMBX NA BBB–.7	BB+/P	41,182	521,000	130,042	1/17/47	300 bp —	(88,556)
Index						Monthly
CMBX NA BBB–.7	BB+/P	551,479	7,461,000	1,862,266	1/17/47	300 bp —	(1,306,434)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BB/P	12,819	162,000	52,504	5/11/63	300 bp —	(39,591)
Index						Monthly
CMBX NA BBB–.6	BB/P	14,345	170,000	55,097	5/11/63	300 bp —	(40,652)
Index						Monthly
CMBX NA BBB–.6	BB/P	15,423	178,000	57,690	5/11/63	300 bp —	(42,164)
Index						Monthly
CMBX NA BBB–.6	BB/P	21,266	252,000	81,673	5/11/63	300 bp —	(60,261)
Index						Monthly
CMBX NA BBB–.6	BB/P	32,134	292,000	94,637	5/11/63	300 bp —	(62,333)
Index						Monthly
CMBX NA BBB–.6	BB/P	22,005	323,000	104,684	5/11/63	300 bp —	(82,491)
Index						Monthly
CMBX NA BBB–.6	BB/P	43,866	508,000	164,643	5/11/63	300 bp —	(120,480)
Index						Monthly

Multi-Asset Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB/P	$72,333	$521,000	$168,856	5/11/63	300 bp —	$(96,219)
Index						Monthly
CMBX NA BBB–.6	BB/P	54,650	727,000	235,621	5/11/63	300 bp —	(180,547)
Index						Monthly
CMBX NA BBB–.6	BB/P	43,204	871,000	282,291	5/11/63	300 bp —	(238,579)
Index						Monthly
CMBX NA BBB–.6	BB/P	113,818	1,020,000	330,582	5/11/63	300 bp —	(216,169)
Index						Monthly
CMBX NA BBB–.6	BB/P	113,818	1,020,000	330,582	5/11/63	300 bp —	(216,169)
Index						Monthly
CMBX NA BBB–.6	BB/P	90,667	1,094,000	354,565	5/11/63	300 bp —	(263,261)
Index						Monthly
CMBX NA BBB–.6	BB/P	123,458	1,108,000	359,103	5/11/63	300 bp —	(234,998)
Index						Monthly
CMBX NA BBB–.6	BB/P	67,079	1,286,000	416,793	5/11/63	300 bp —	(348,963)
Index						Monthly
CMBX NA BBB–.6	BB/P	217,829	2,012,000	652,089	5/11/63	300 bp —	(433,086)
Index						Monthly
CMBX NA BBB–.6	BB/P	440,741	3,998,000	1,295,752	5/11/63	300 bp —	(852,678)
Index						Monthly
CMBX NA BBB–.7	BB+/P	171,603	2,462,000	614,515	1/17/47	300 bp —	(441,476)
Index						Monthly
CMBX NA BBB–.7	BB+/P	587,623	7,950,000	1,984,320	1/17/47	300 bp —	(1,392,059)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BBB–.6	BB/P	16,227,132	50,757,000	16,450,344	5/11/63	300 bp —	(193,603)
Index						Monthly
Merrill Lynch International
CMBX NA BB.7	B+/P	23,979	210,000	93,576	1/17/47	500 bp —	(69,393)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,339,271	14,999,000	4,861,176	5/11/63	300 bp —	(3,513,155)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BB/P	320,980	4,845,000	1,570,265	5/11/63	300 bp —	(1,246,458)
Index						Monthly
Upfront premium received		25,560,580		Unrealized appreciation			—
Upfront premium (paid)		—		Unrealized (depreciation)			(25,517,365)
Total		$25,560,580		Total			$(25,517,365)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

72 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$3,715	$433,000	$54,212	5/11/63	(200 bp) —	$57,758
					Monthly
CMBX NA BB.10 Index	(25,000)	228,000	102,942	11/17/59	(500 bp) —	77,720
					Monthly
CMBX NA BB.10 Index	(21,916)	210,000	94,815	11/17/59	(500 bp) —	72,695
					Monthly
CMBX NA BB.11 Index	(81,623)	630,000	224,154	11/18/54	(500 bp) —	141,919
					Monthly
CMBX NA BB.11 Index	(18,193)	193,000	68,669	11/18/54	(500 bp) —	50,289
					Monthly
CMBX NA BB.9 Index	(255,056)	2,471,000	1,095,394	9/17/58	(500 bp) —	837,936
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(51,729)	435,000	196,403	11/17/59	(500 bp) —	144,251
					Monthly
CMBX NA BB.10 Index	(55,104)	413,000	186,470	11/17/59	(500 bp) —	130,964
					Monthly
CMBX NA BB.7 Index	(29,194)	1,654,000	829,646	5/11/63	(500 bp) —	798,844
					Monthly
CMBX NA BB.9 Index	(112,076)	1,118,000	495,609	9/17/58	(500 bp) —	382,446
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(30,568)	202,000	90,011	1/17/47	(500 bp) —	59,247
					Monthly
CMBX NA BB.7 Index	(296,107)	1,622,000	722,763	1/17/47	(500 bp) —	425,079
					Monthly
CMBX NA BB.7 Index	(43,113)	255,000	113,628	1/17/47	(500 bp) —	70,267
					Monthly
CMBX NA BB.7 Index	(19,899)	98,000	43,669	1/17/47	(500 bp) —	23,675
					Monthly
CMBX NA BB.9 Index	(22,144)	184,000	81,567	9/17/58	(500 bp) —	59,244
					Monthly
CMBX NA BB.9 Index	(21,896)	184,000	81,567	9/17/58	(500 bp) —	59,492
					Monthly
JPMorgan Securities LLC
CMBX NA BB.17 Index	(1,514,014)	3,092,000	1,377,795	1/17/47	(500 bp) —	(139,225)
					Monthly
CMBX NA BBB–.7 Index	(2,665,497)	11,354,000	2,833,958	1/17/47	(300 bp) —	161,838
					Monthly
Merrill Lynch International
CMBX NA A.6 Index	8,647	520,000	65,104	5/11/63	(200 bp) —	73,548
					Monthly
CMBX NA BB.10 Index	(23,898)	420,000	189,630	11/17/59	(500 bp) —	165,324
					Monthly
CMBX NA BB.11 Index	(273,312)	553,000	196,757	11/18/54	(500 bp) —	(77,092)
					Monthly

Multi-Asset Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BB.9 Index	$(29,958)	$769,000	$340,898	9/17/58	(500 bp) —	$310,192
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(315,451)	3,096,000	772,762	1/17/47	(300 bp) —	455,504
					Monthly
CMBX NA BB.10 Index	(22,024)	210,000	94,815	11/17/59	(500 bp) —	72,587
					Monthly
CMBX NA BB.9 Index	(44,620)	368,000	163,134	9/17/58	(500 bp) —	118,157
					Monthly
CMBX NA BB.9 Index	(22,310)	184,000	81,567	9/17/58	(500 bp) —	59,078
					Monthly
Upfront premium received	12,362		Unrealized appreciation			4,808,054
Upfront premium (paid)	(5,994,702)		Unrealized (depreciation)			(216,317)
Total	$(5,982,340)		Total			$4,591,737

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 35	B+/P	$(2,398,749)	$58,469,000	$2,049,338	12/20/25	500 bp —	$(97,669)
Index						Quarterly
Total		$(2,398,749)					$(97,669)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
EM Series 34	$(4,724,199)	$64,692,000	$3,642,936	12/20/25	(100 bp) —	$(1,147,752)
Index					Quarterly
NA HY Series 35	3,187,858	76,864,000	2,694,083	12/20/25	(500 bp) —	141,481
Index					Quarterly
Total	$(1,536,341)					$(1,006,271)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

74 Multi-Asset Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$12,742,843	$4,968,496	$—
Capital goods	—	6,790,753	—
Communication services	4,416,680	1,355,482	—
Consumer cyclicals	1,549,295	10,630,829	—
Consumer staples	15,025,415	7,517,558	—
Energy	2,755,691	3,421,667	—
Financials	5,183,693	25,419,314	—
Health care	1,086,378	5,114,381	—
Technology	22,488,887	66,625,714	—
Transportation	—	111,874	—
Utilities and power	1,298,906	28,588	11
Total common stocks	66,547,788	131,984,656	11

Asset-backed securities	—	6,494,278	—
Commodity linked notes	—	56,858,855	—
Convertible bonds and notes	—	14,534	—
Corporate bonds and notes	—	20,994,318	—
Foreign government and agency bonds and notes	—	8,891,582	—
Investment companies	81,749,100	—	—
Mortgage-backed securities	—	76,141,011	—
Purchased options outstanding	—	5,969,196	—
Purchased swap options outstanding	—	136,090	—
Senior loans	—	11,374,147	—
U.S. government and agency mortgage obligations	—	367,462,850	—
U.S. treasury obligations	—	1,521,507	—
Warrants	—	27,018,462	70,872
Short-term investments	198,379,638	199,653,864	—
Totals by level	$346,676,526	$914,515,350	$70,883

Multi-Asset Absolute Return Fund 75

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$750,712	$—
Futures contracts	(1,669,423)	—	—
Written options outstanding	—	(353,847)	—
Written swap options outstanding	—	(63,664)	—
Forward premium swap option contracts	—	22,749	—
TBA sale commitments	—	(124,761,717)	—
Interest rate swap contracts	—	802,109	—
Total return swap contracts	—	(8,347,152)	—
Credit default contracts	—	(37,672,718)	—
Totals by level	$(1,669,423)	$(169,623,528)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

76 Multi-Asset Absolute Return Fund

Statement of assets and liabilities 10/31/20

ASSETS
Investment in securities, at value, including $53,295,550 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $965,701,069)	$1,012,032,438
Affiliated issuers (identified cost $249,230,321) (Notes 1 and 5)	249,230,321
Cash	2,138,328
Foreign currency (cost $482,287) (Note 1)	482,311
Dividends, interest and other receivables	3,081,297
Foreign tax reclaim	360,304
Receivable for shares of the fund sold	684,719
Receivable for investments sold	31,285,516
Receivable for sales of TBA securities (Note 1)	82,742,098
Receivable for variation margin on futures contracts (Note 1)	786,550
Receivable for variation margin on centrally cleared swap contracts (Note 1)	194,422
Unrealized appreciation on forward premium swap option contracts (Note 1)	237,983
Unrealized appreciation on forward currency contracts (Note 1)	2,061,232
Unrealized appreciation on OTC swap contracts (Note 1)	75,706,976
Premium paid on OTC swap contracts (Note 1)	5,994,702
Prepaid assets	24,979
Total assets	1,467,044,176

LIABILITIES
Payable for investments purchased	30,211,856
Payable for purchases of TBA securities (Note 1)	319,054,964
Payable for shares of the fund repurchased	1,886,481
Payable for compensation of Manager (Note 2)	179,879
Payable for custodian fees (Note 2)	243,923
Payable for investor servicing fees (Note 2)	157,121
Payable for Trustee compensation and expenses (Note 2)	257,129
Payable for administrative services (Note 2)	1,396
Payable for distribution fees (Note 2)	122,266
Payable for variation margin on futures contracts (Note 1)	822,130
Payable for variation margin on centrally cleared swap contracts (Note 1)	85,348
Unrealized depreciation on OTC swap contracts (Note 1)	104,979,756
Premium received on OTC swap contracts (Note 1)	25,572,942
Unrealized depreciation on forward currency contracts (Note 1)	1,310,520
Unrealized depreciation on forward premium swap option contracts (Note 1)	215,234
Written options outstanding, at value (premiums $1,070,734) (Note 1)	417,511
TBA sale commitments, at value (proceeds receivable $124,803,066) (Note 1)	124,761,717
Collateral on securities loaned, at value (Note 1)	54,965,683
Collateral on certain derivative contracts, at value (Notes 1 and 9)	5,636,507
Other accrued expenses	569,696
Total liabilities	671,452,059

Net assets	$795,592,117

(Continued on next page)

Multi-Asset Absolute Return Fund 77

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$848,272,937
Total distributable earnings (Note 1)	(52,680,820)
Total — Representing net assets applicable to capital shares outstanding	$795,592,117

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($226,129,077 divided by 21,984,543 shares)	$10.29
Offering price per class A share (100/94.25 of $10.29)*	$10.92
Net asset value and offering price per class B share ($9,036,732 divided by 912,808 shares)**	$9.90
Net asset value and offering price per class C share ($73,200,454 divided by 7,420,495 shares)**	$9.86
Net asset value, offering price and redemption price per class P share
($277,871,658 divided by 26,735,824 shares)	$10.39
Net asset value, offering price and redemption price per class R share
($2,606,801 divided by 258,397 shares)	$10.09
Net asset value, offering price and redemption price per class R6 share
($10,763,540 divided by 1,032,750 shares)	$10.42
Net asset value, offering price and redemption price per class Y share
($195,983,855 divided by 18,910,150 shares)	$10.36

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

78 Multi-Asset Absolute Return Fund

Statement of operations Year ended 10/31/20

INVESTMENT INCOME
Interest (including interest income of $2,225,872 from investments in affiliated issuers) (Note 5)	$13,372,469
Dividends (net of foreign tax of $1,010,692)	10,182,770
Securities lending (net of expenses) (Notes 1 and 5)	109,481
Total investment income	23,664,720

EXPENSES
Compensation of Manager (Note 2)	3,901,376
Investor servicing fees (Note 2)	1,109,131
Custodian fees (Note 2)	312,760
Trustee compensation and expenses (Note 2)	42,728
Distribution fees (Note 2)	1,815,898
Administrative services (Note 2)	25,607
Other	466,158
Fees waived and reimbursed by Manager (Note 2)	(344,784)
Total expenses	7,328,874
Expense reduction (Note 2)	(23,321)
Net expenses	7,305,553

Net investment income	16,359,167

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,930,455
Foreign currency transactions (Note 1)	(218,754)
Forward currency contracts (Note 1)	(2,571,429)
Futures contracts (Note 1)	(40,880,221)
Swap contracts (Note 1)	(91,833,042)
Written options (Note 1)	(1,618,757)
Total net realized loss	(131,191,748)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments (net of foreign tax of $316,275)	20,543,322
Assets and liabilities in foreign currencies	(25,847)
Forward currency contracts	1,453,465
Futures contracts	6,665,523
Swap contracts	(19,515,317)
Written options	517,900
Total change in net unrealized appreciation	9,639,046

Net loss on investments	(121,552,702)

Net decrease in net assets resulting from operations	$(105,193,535)

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 79

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/20	Year ended 10/31/19
Operations
Net investment income	$16,359,167	$29,882,588
Net realized gain (loss) on investments
and foreign currency transactions	(131,191,748)	59,300,920
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	9,639,046	(43,822,898)
Net increase (decrease) in net assets resulting
from operations	(105,193,535)	45,360,610
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(10,749,169)
Class B	—	(626,705)
Class C	—	(4,931,612)
Class M	—	(237,977)
Class P	—	(8,181,491)
Class R	—	(132,773)
Class R6	—	(486,975)
Class Y	—	(19,812,783)
From return of capital
Class A	—	(111,271)
Class B	—	(6,487)
Class C	—	(51,050)
Class M	—	(2,464)
Class P	—	(84,692)
Class R	—	(1,374)
Class R6	—	(5,041)
Class Y	—	(205,095)
Decrease from capital share transactions (Note 4)	(232,472,827)	(379,275,362)
Total decrease in net assets	(337,666,362)	(379,541,711)

NET ASSETS
Beginning of year	1,133,258,479	1,512,800,190
End of year	$795,592,117	$1,133,258,479

The accompanying notes are an integral part of these financial statements.

80 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
October 31, 2020	$11.47	.17	(1.35)	(1.18)	—	—	—	—	—	$10.29	(10.29)	$226,129	.86[d]	1.56[d]	416
October 31, 2019	11.39	.27	.18	.45	(.37)	—	—[h]	(.37)	—	11.47	4.24	285,722	.89[d]	2.36[d]	638
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
October 31, 2016	12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	—	11.28	(1.81)	316,497	1.19[d]	2.21[d]	578
Class B
October 31, 2020	$11.12	.09	(1.31)	(1.22)	—	—	—	—	—	$9.90	(10.97)	$9,037	1.61[d]	.85[d]	416
October 31, 2019	11.04	.18	.18	.36	(.28)	—	—[h]	(.28)	—	11.12	3.48	16,092	1.64[d]	1.62[d]	638
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
October 31, 2016	12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	—	11.01	(2.50)	28,632	1.94[d]	1.45[d]	578
Class C
October 31, 2020	$11.08	.09	(1.31)	(1.22)	—	—	—	—	—	$9.86	(11.01)	$73,200	1.61[d]	.86[d]	416
October 31, 2019	11.01	.18	.18	.36	(.29)	—	—[h]	(.29)	—	11.08	3.47	139,156	1.64[d]	1.62[d]	638
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
October 31, 2016	12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	—	10.99	(2.54)	186,452	1.94[d]	1.46[d]	578
Class P
October 31, 2020	$11.54	.21	(1.36)	(1.15)	—	—	—	—	—	$10.39	(9.97)	$277,872	.46[d]	1.92[d]	416
October 31, 2019	11.47	.31	.18	.49	(.42)	—	—[h]	(.42)	—	11.54	4.58	258,501	.50[d]	2.77[d]	638
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
October 31, 2016 †	11.25	.04	.02	.06	—	—	—	—	—	11.31	.53*	71,489	.14*	.39*	578
Class R
October 31, 2020	$11.27	.14	(1.32)	(1.18)	—	—	—	—	—	$10.09	(10.47)	$2,607	1.11[d]	1.33[d]	416
October 31, 2019	11.20	.24	.17	.41	(.34)	—	—[h]	(.34)	—	11.27	3.93	3,746	1.14[d]	2.13[d]	638
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559
October 31, 2016	12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	—	11.15	(2.05)	1,861	1.44[d]	1.96[d]	578
Class R6
October 31, 2020	$11.58	.21	(1.37)	(1.16)	—	—	—	—	—	$10.42	(10.02)	$10,764	.50[d]	1.93[d]	416
October 31, 2019	11.50	.31	.18	.49	(.41)	—	—[h]	(.41)	—	11.58	4.60	13,717	.54[d]	2.73[d]	638
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559
October 31, 2016	12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	—	11.35	(1.40)	7,817	.85[d]	2.54[d]	578

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class Y
October 31, 2020	$11.52	.21	(1.37)	(1.16)	—	—	—	—	—	$10.36	(10.07)	$195,984	.61[d]	1.89[d]	416
October 31, 2019	11.45	.30	.17	.47	(.40)	—	—[h]	(.40)	—	11.52	4.39	409,994	.64[d]	2.61[d]	638
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559
October 31, 2016	12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	—	11.31	(1.48)	602,704	.94[d]	2.47[d]	578

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/20	10/31/19	10/31/18	10/31/16
Class A	0.04%	0.03%	0.02%	<0.01%
Class B	0.04	0.03	0.02	<0.01
Class C	0.04	0.03	0.02	<0.01
Class R	0.04	0.03	0.02	<0.01
Class P	0.04	0.03	0.02	—
Class R6	0.04	0.03	0.02	<0.01
Class Y	0.04	0.03	0.02	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

84 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 85

Notes to financial statements 10/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through October 31, 2020.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these

86 Multi-Asset Absolute Return Fund

contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Multi-Asset Absolute Return Fund 87

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

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The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments,

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including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded

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in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $368,103 at the close of the reporting period.

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Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $45,837,439 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $48,411,618 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $54,965,683 and the value of securities loaned amounted to $53,295,550.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

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investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$47,750,266	$25,760,671	$73,510,937

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, unrealized gains and losses on passive foreign investment companies, net operating loss, income on swap contracts, interest-only securities, restitution payments and real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,739,740 to increase undistributed net investment income, $83,903,877 to decrease paid-in capital and $80,164,137 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$173,930,409
Unrealized depreciation	(151,860,508)
Net unrealized appreciation	22,069,901
Capital loss carryforward	(73,510,937)
Cost for federal income tax purposes	$1,067,889,829

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Effective April 30, 2018, such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

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Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by Putnam Absolute Return 500 Fund’s class A shares for periods prior to April 30, 2018 and by the fund’s class A shares for periods thereafter) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/–0.20%. Each month, the performance adjustment rate is multiplied by the fund’s combined average net assets (calculated as the combined average net assets of Putnam Absolute Return 500 Fund and the fund for periods prior to April 30, 2018 and as the fund’s average net assets for periods thereafter) over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s combined average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the funds merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.402% of the fund’s average net assets, which included an effective base fee of 0.719% and a decrease of 0.317% ($3,078,616) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2022, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $344,784 as a result of this limit.

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Putnam Management has also contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$400,893	Class R	5,259
Class B	18,932	Class R6	6,214
Class C	161,014	Class Y	489,118
Class M	678	Total	$1,109,131
Class P	27,023

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $23,321 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $595, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Multi-Asset Absolute Return Fund 95

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$641,435
Class B	1.00%	1.00%	121,415
Class C	1.00%	1.00%	1,032,929
ClassM *	1.00%	0.75%	3,272
Class R	1.00%	0.50%	16,847
Total			$1,815,898

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,690 and $9 from the sale of class A and class M shares, respectively, and received $3,877 and $643 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,454,910,818	$3,538,203,111
U.S. government securities (Long-term)	—	—
Total	$3,454,910,818	$3,538,203,111

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

96 Multi-Asset Absolute Return Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	3,781,573	$41,210,635	2,981,569	$33,765,730
Shares issued in connection with
reinvestment of distributions	—	—	987,686	10,489,228
	3,781,573	41,210,635	3,969,255	44,254,958
Shares repurchased	(6,715,405)	(72,525,305)	(10,419,206)	(116,692,695)
Net decrease	(2,933,832)	$(31,314,670)	(6,449,951)	$(72,437,737)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,640	$17,850	10,689	$118,876
Shares issued in connection with
reinvestment of distributions	—	—	60,207	624,347
	1,640	17,850	70,896	743,223
Shares repurchased	(536,444)	(5,621,200)	(1,046,404)	(11,487,384)
Net decrease	(534,804)	$(5,603,350)	(975,508)	$(10,744,161)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	209,619	$2,201,487	474,856	$5,208,451
Shares issued in connection with
reinvestment of distributions	—	—	454,795	4,698,035
	209,619	2,201,487	929,651	9,906,486
Shares repurchased	(5,351,053)	(55,880,946)	(6,673,093)	(72,697,182)
Net decrease	(5,141,434)	$(53,679,459)	(5,743,442)	$(62,790,696)

	YEAR ENDED 10/31/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	166	$1,834	5,748	$63,141
Shares issued in connection with
reinvestment of distributions	—	—	22,926	238,663
	166	1,834	28,674	301,804
Shares repurchased	(566,186)	(6,211,429)	(217,506)	(2,388,174)
Net decrease	(566,020)	$(6,209,595)	(188,832)	$(2,086,370)

Multi-Asset Absolute Return Fund 97

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	36,369,149	$389,443,438	8,538,201	$97,243,839
Shares issued in connection with
reinvestment of distributions	—	—	776,785	8,266,183
	36,369,149	389,443,438	9,314,986	105,510,022
Shares repurchased	(32,033,437)	(341,892,105)	(6,148,258)	(69,644,104)
Net increase	4,335,712	$47,551,333	3,166,728	$35,865,918

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	12,247	$131,079	28,612	$317,579
Shares issued in connection with
reinvestment of distributions	—	—	12,804	134,060
	12,247	131,079	41,416	451,639
Shares repurchased	(86,156)	(896,136)	(99,772)	(1,116,374)
Net decrease	(73,909)	$(765,057)	(58,356)	$(664,735)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	334,908	$3,737,256	173,134	$1,978,244
Shares issued in connection with
reinvestment of distributions	—	—	46,026	492,016
	334,908	3,737,256	219,160	2,470,260
Shares repurchased	(487,051)	(5,310,883)	(249,121)	(2,848,966)
Net decrease	(152,143)	$(1,573,627)	(29,961)	$(378,706)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,413,934	$69,737,986	10,443,912	$118,147,371
Shares issued in connection with
reinvestment of distributions	—	—	1,634,373	17,406,077
	6,413,934	69,737,986	12,078,285	135,553,448
Shares repurchased	(23,084,310)	(250,616,388)	(35,894,628)	(401,592,323)
Net decrease	(16,670,376)	$(180,878,402)	(23,816,343)	$(266,038,875)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 33.9% of the outstanding shares of the fund.

98 Multi-Asset Absolute Return Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$78,173,680	$931,832,288	$955,040,285	$387,662	$54,965,683
Putnam Short Term
Investment Fund**	261,465,475	570,936,529	638,137,366	2,225,872	194,264,638
Total Short-term
investments	$339,639,155	$1,502,768,817	$1,593,177,651	$2,613,534	$249,230,321

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Multi-Asset Absolute Return Fund 99

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$500,000
Purchased currency option contracts (contract amount)	$164,800,000
Purchased swap option contracts (contract amount)	$15,800,000
Written equity option contracts (contract amount)	$71,000
Written currency option contracts (contract amount)	$151,100,000
Written swap option contracts (contract amount)	$11,900,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$380,700,000
Centrally cleared interest rate swap contracts (notional)	$428,100,000
OTC total return swap contracts (notional)	$3,680,800,000
OTC credit default contracts (notional)	$192,400,000
Centrally cleared credit default contracts (notional)	$175,100,000
Warrants (number of warrants)	10,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$16,451,604*	Unrealized depreciation	$54,124,322*
Foreign exchange
contracts	Investments, Receivables	3,094,151	Payables	1,664,367
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	104,665,797*	Unrealized depreciation	79,236,308*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,818,534*	Unrealized depreciation	4,341,703*
Total		$126,030,086		$139,366,700

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

100 Multi-Asset Absolute Return Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,945,760	$1,945,760
Foreign exchange
contracts	—	(212,537)	—	(2,571,429)	—	(2,783,966)
Equity contracts	4,032,615	1,028,276	(74,998,365)	—	(80,269,810)	(150,207,284)
Interest rate
contracts	—	229,509	34,118,144	—	(13,508,992)	20,838,661
Total	$4,032,615	$1,045,248	$(40,880,221)	$(2,571,429)	$(91,833,042) $(130,206,829)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(24,401,892)	$(24,401,892)
Foreign exchange
contracts	—	237,511	—	1,453,465	—	1,690,976
Equity contracts	2,520,652	269,111	2,924,594	—	2,827,258	8,541,615
Interest rate
contracts	—	88,300	3,740,929	—	2,059,317	5,888,546
Total	$2,520,652	$594,922	$6,665,523	$1,453,465	$(19,515,317)	$(8,280,755)

Multi-Asset Absolute Return Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$ 159,069	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 159,069
OTC Total return
swap contracts*#	3,067,078	56,990	—	—	20,688,192	—	18,881	28,357,493	—	—	4,090	—	—	—	—	—	18,706,198	—	70,898,922
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	1,636,390	1,704,608	1,130,731	—	—	4,202,124	790,493	1,109,731	—	—	—	—	—	10,574,077
Centrally cleared credit
default contracts§	—	—	35,353	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	35,353
Futures contracts§	—	—	—	742,550	—	—	—	—	—	—	44,000	—	—	—	—	—	—	—	786,550
Forward currency contracts#	4,979	222,974	—	—	148,990	—	67,500	92,732	77,961	456,789	—	—	63,293	84,741	389,734	118,959	306,251	26,329	2,061,232
Forward premium swap
option contracts#	6,940	—	—	—	—	—	—	21,210	—	209,833	—	—	—	—	—	—	—	—	237,983
Purchased swap options**#	—	136,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	136,090
Purchased options**#	1,978,567	—	—	—	1,678,697	—	11,196	340,923	65,670	1,543,655	—	—	277,157	—	—	—	73,331	—	5,969,196
Total Assets	$5,057,564	$416,054	$194,422	$742,550	$22,515,879	$1,636,390	$1,802,185	$29,943,089	$143,631	$2,210,277	$4,250,214	$790,493	$1,450,181	$84,741	$389,734	$118,959	$19,085,780	$26,329	$90,858,472
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	85,348	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85,348
OTC Total return
swap contracts*#	3,379,267	67,411	—	—	28,116,991	—	2,233	28,590,586	—	2,052,724	26,042	—	—	—	—	—	17,010,820	—	79,246,074
OTC Credit default
contracts — protection sold*#	137,171	456,599	—	—	—	5,611,181	14,318,166	7,620,857	—	—	16,420,735	4,945,798	1,567,438	—	—	—	—	—	51,077,945
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	48,880	—	—	—	—	—	—	773,250	—	—	—	—	—	—	—	822,130
Forward currency contracts#	189,665	34,517	—	—	44,936	—	3,520	132,482	258,974	69,745	—	—	142,342	23,304	108,044	45,143	227,819	30,029	1,310,520
Forward premium swap
option contracts#	88,588	—	—	—	—	—	—	15,312	—	111,334	—	—	—	—	—	—	—	—	215,234
Written swap options#	—	63,664	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	63,664
Written options#	56,932	—	—	—	—	—	1,573	158,462	12,660	—	—	—	101,850	—	—	—	22,370	—	353,847
Total Liabilities	$3,851,623	$622,191	$85,348	$48,880	$28,161,927	$5,611,181	$14,325,492	$36,517,699	$271,634	$2,233,803	$17,220,027	$4,945,798	$1,811,630	$23,304	$108,044	$45,143	$17,261,009	$30,029	$133,174,762

102 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$1,205,941	$(206,137)	$109,074	$693,670	$(5,646,048)	$(3,974,791)	$(12,523,307)	$(6,574,610)	$(128,003)	$(23,526)	$(12,969,813)	$(4,155,305)	$(361,449)	$61,437	$281,690	$73,816	$1,824,771	$(3,700)	$(42,316,290)
Total collateral received
(pledged)†##	$921,318	$(206,137)	$—	$—	$(5,646,048)	$(3,974,791)	$(12,523,307)	$(5,518,782)	$(121,988)	$4,115,000	$(12,272,377)	$(4,145,976)	$(361,449)	$61,437	$279,563	$—	$368,103	$—
Net amount	$284,623	$—	$109,074	$693,670	$—	$—	$—	$(1,055,828)	$(6,015)	$(4,138,526)	$(697,436)	$(9,329)	$—	$—	$2,127	$73,816	$1,456,668	$(3,700)
Controlled collateral
received (including
TBA commitments)**	$1,172,268	$—	$—	$—	$—	$—	$—	$—	$—	$4,115,000	$—	$—	$—	$69,676	$279,563	$—	$—	$—	$5,636,507
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$368,103	$—	$368,103
Collateral (pledged) (including
TBA commitments)**	$(250,950)	$(301,981)	$—	$—	$(8,734,537)	$(3,995,662)	$(12,575,381)	$(5,518,782)	$(121,988)	$—	$(12,272,377)	$(4,145,976)	$(493,984)	$—	$—	$—	$—	$—	$(48,411,618)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $11,741,301 and $6,939,304, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

In March 2020, FASB issued ASU 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

104 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 105

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

106 Multi-Asset Absolute Return Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Asset Absolute Return Fund 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

108 Multi-Asset Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN107 323550 12/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2020	$152,225	$ —	$13,642	$ —
October 31, 2019	$149,959	$ —	$19,197	$ —

For the fiscal years ended October 31, 2020 and October 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $359,484 and $566,181 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2020	$ —	$345,842	$ —	$ —
October 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020